UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Twelve months ended December 31, 2003


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference (registered trademark)

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December 31, 2003

Annual Report

Calvert Tax-Free Reserves

Calvert Tax-Free Reserves

Table of Contents

President's Letter

2

Portfolio Manager Remarks

3

Independent Auditors' Report

11

Statements of Net Assets

12

Statements of Operations

37

Statements of Changes in Net Assets

38

Notes to Financial Statements

42

Financial Highlights

48

Explanation of Financial Tables

53

Trustee and Officer Information Table

55

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This past year was unprecedented for the mutual fund industry. Despite the investigations of several mutual fund companies and the examination of corporate business practices, the financial markets and U.S. economy came to a strong close in 2003. Events of the past year have reinforced Calvert's commitment to high standards of corporate responsibility for our investment products.

Looking ahead in 2004, we feel investor confidence is well placed, as prospects for economic growth, evidenced by stronger corporate earnings, job growth, and expanded business operations, appear brighter. Over the last year, the bond indices were up, money market returns were modestly positive, and municipal bond funds continued to provide attractive after-tax yields.

While the Federal Reserve's accommodative stance is a positive backdrop for fixed-income investors, the record budget deficit and the ever-present specter of rising interest rates presents a measure of market uncertainty.

We believe this past year's broad-based market turnaround illustrates once again the value of diversification and a long-term approach to investing. We continue to advise our shareholders to routinely review their portfolios with their financial advisors in light of their risk tolerance, market conditions, and specific financial goals. At Calvert, we believe the key to successful investing is not in trying to predict interest rate movements or asset class returns, but in disciplined, regular saving, diversifying adequately, and maintaining an appropriate long-term strategy.

Thank you for your continued business. Calvert will continue to work diligently to earn and retain your confidence. We look forward to working with you in the year ahead.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

January 2004

Calvert Tax-Free Reserves

Money Market Portfolio

Portfolio Managers

Thomas A. Dailey*

*(see p. 20)

James B. O'Boyle

Fund Information asset allocation tax-exempt money market NASDAQ symbol CTMXX CUSIP number 131620-10-6

Performance

For the twelve months ended December 31, 2003, the Portfolio's Class O shares returned .50%, versus .45% for the Lipper Tax Exempt Money Market Funds Average.

Investment Climate

Despite war and other worries, the U.S. economy was poised to grow faster than expected at the end of 2003. Economic growth in 2004 should be stronger than the half-century average of 3.3% but still lagging for this early stage of economic recovery. Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, consumer spending abated, but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag led the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate now sits at 1%, a level not consistently seen since the mid-1950s.

Portfolio Strategy

During the year we continued our strategy of balancing short-term purchases with purchases of high-grade, liquid, municipal notes to protect Portfolio yield if the Fed remains on the sideline. Our short-term purchases focused on weekly variable-rate demand notes, which should reset quickly when the Fed begins to raise rates.

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and, we believe, should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in slower price growth and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers.

The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates. We expect money market rates to remain quite low for much of the year as the Fed patiently hopes and waits for better job growth and continued low inflation. We expect rates to increase once the Fed starts raising the target Federal Funds rate.

January 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2003, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

Statistics

weighted
average maturity
12.31.03	46 days
12.31.02	31 days

Class O average annual total return

as of 12.31.03
1 year	0.50%
5 year	2.16%
10 year	2.75%
inception	4.19%
(3.04.81)

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Performance information represents Class O shares. The value of an investment in Institutional Class shares would be different.

Calvert Tax-Free Reserves Limited-Term Portfolio

Portfolio Managers

Thomas A. Dailey*

*(see p. 55)

Gary Miller

Fund Information asset allocation short-term tax-exempt bonds NASDAQ symbol CTFLX CUSIP number 131620-20-5

Performance

For the one-year period ended December 31, 2003, the Calvert Tax-Free Reserves Limited-Term Portfolio returned 1.91%, underperforming the 2.05% return of the Lipper Short Municipal Debt Funds Average and the 5.31% return of the Lehman Municipal Bond Index.

Investment Climate

Despite war and other worries, the U.S. economy was poised to grow faster than expected at the end of 2003. We believe economic growth in 2004 should be stronger than the half-century average of 3.3% but see reasons for tempering our optimism with caution. Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, consumer spending abated but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag led the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate now sits at 1%, a level not consistently seen since the mid-1950s.

Portfolio Strategy

Through the period

During 2003, municipal rates continued to remain near historical lows despite record municipal bond issuance and clear signs of stronger economic growth. We maintained our selective purchase of securities as money flowed into the Portfolio and as older securities matured in order to keep the average maturity of the Portfolio just below one year. We chose to forego higher- yielding securities with longer maturities as a defensive posture against the possibility of higher rates. We felt that the low incremental yield enhancement provided by the longer maturity issues did not compensate enough for the interest rate risk in the event rates rose.

Comparative Investment Performance (Total Return)

(as of 12.31.03)

	CTFR	Lipper Short	Lehman
	Limited-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	0.71%	0.64%	1.45%
1 year	1.91%	2.05%	5.31%
5 year*	3.37%	3.55%	5.83%
10 year*	3.67%	3.87%	6.03%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Through the year, the Portfolio continued to perform as designed. Our average maturity usually ranges between six months and 18 months, and the benchmark is the Lipper Short-Muni Debt Funds Average, which includes funds with average maturities of up to three years. Therefore, we typically lag the peer group during periods of flat or declining rates and tend to outperform when rates rise. Our goal in keeping a short average maturity is to limit the Portfolio's net-asset-value volatility in all interest rate environments.

Going forward

Bond market participants will be watching to see if the recent strength in the economy will continue and, if so, whether the labor market and output continue to improve and core inflation begins to rise. If so, rates would likely begin to trend upward, and we would expect the Portfolio to outperform in such an environment. If rates stay low or again test new lows, the Portfolio should continue to provide a competitive level of tax-exempt income given its short average maturity.

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and we believe should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in slower price growth and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates.

We believe municipal credit quality should improve as the economy grows. In this year of uncertainty in bonds, volatility is likely, and market interest rates may tend to rise. As a result, we recommend investors favor municipal bond investments with less interest rate risk and maintain a diversified portfolio.

January 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2003, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

Statistics

monthly
dividend yield
12.31.03	1.73%
12.31.02	2.04%

30 day SEC yield
12.31.03	1.72%
12.31.02	2.27%

weighted
average maturity
12.31.03	280 days
12.31.02	328 days

effective duration
12.31.03	229 days
12.31.02	217 days

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

average annual

total return

as of 12.31.03
1 year	0.88%
5 year	3.16%
10 year	3.56%
inception	5.44%
(3.04.81)

Calvert Tax-Free Reserves Long-Term Portfolio

Portfolio Managers

Thomas A. Dailey*

*(see p. 20)

Gary Miller

Dan Hayes

Fund Information asset allocation long-term tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-30-4

Performance

The Portfolio returned 4.77% for the year, .54% below the Lehman Municipal Bond Index, at 5.31%, and .02% higher than the Lipper General Municipal Debt Funds Average of 4.75%. The Portfolio continues to remain in the top twentieth percentile for the three- and five-year periods ended December 31, 2003, according to Lipper Analytical Services.

Investment Climate

Despite war and other worries, the U.S. economy was poised to grow faster than expected at the end of 2003. We believe that economic growth in 2004 should be stronger than the half-century average of 3.3% but see reasons for tempering our optimism with caution.  Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, In 2003, consumer spending abated, but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag led the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate now sits at 1%, a level not consistently seen since the mid-1950s.

Portfolio Strategy

For the period

As the year began, Portfolio duration was similar to that of its peer group and the passive benchmark. As the economy showed signs of staggered growth and interest rates began to fall in the second quarter of the year, we lengthened our duration. This strategy provided good performance in the first half of the year, but as the economy strengthened in the third quarter, interest rates abruptly rose, causing the Portfolio to underperform its benchmarks in the second half of 2003 by approximately 100 basis points.

With regard to credit quality, the Portfolio still has approximately 75% of assets invested in AAA-rated securities. The Portfolio is well diversified in various sectors, with Transportation, General Obligation, and Utility bonds as the leading components.

Comparative Investment Performance (Total Return)

(as of 12.31.03)

	CTFR	Lipper General	Lehman
	Long-Term	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	0.72%	1.33%	1.45%
1 year	4.77%	4.75%	5.31%
5 year*	5.36%	4.52%	5.83%
10 year*	5.60%	4.98%	6.03%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Going forward

In 2004, we expect that interest rates will rise in an orderly manner with low inflation and, at this time, no sign of a shift in the Federal Reserve Board's monetary policy. The unknown factor for the year is when rates will rise and to what extent. This interest-rate-cycle period should be less volatile than in the past two bear interest-rate cycles, in 1994 and 1999. We will maintain a shorter duration in the Fund and continue to seek high-quality bonds, focusing on higher-coupon bonds that should outperform in a rising interest rate environment.

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in slower price growth and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Portfolio

Statistics

monthly
dividend yield
12.31.03	4.09%
12.31.02	4.17%

30 day SEC yield
12.31.03	3.83%
12.31.02	3.99%

weighted
average maturity
12.31.03	16 years
12.31.02	16 years

effective duration
12.31.03	6.69 years
12.31.02	7.80 years

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

average annual

total return

as of 12.31.03
1 year	0.86%
5 year	4.56%
10 year	5.20%
inception	7.34%
(8.23.83)

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates.

We believe municipal credit quality should improve as the economy grows. In this year of uncertainty in bonds, volatility is likely, and market interest rates may tend to rise. As a result, we recommend investors favor municipal bond investments with less interest rate risk and maintain a diversified portfolio.

January 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2003, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Independent auditors' Report

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (the "Funds"), each a series of Calvert Tax-Free Reserves, as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 18, 2004

Money Market Portfolio

Statement of Net Assets

December 31, 2003

	Principal
Municipal Obligations - 98.7%	Amount	Value
Alabama - 5.3%
Aurburn IDA Revenue VRDN, 1.35%, 5/1/20, LOC: AmSouth Bank	$4,235,000	$4,235,000
Calhoun County Economic Development Council Revenue VRDN:
1.50%, 3/1/13, LOC: Fleet National Bank	3,000,000	3,000,000
1.50%, 3/1/18, LOC: Fleet National Bank	450,000	450,000
1.55%, 4/1/21, LOC: Bank of America	3,200,000	3,200,000
Colbert County Industrial Development Board Revenue VRDN,
1.40%, 10/1/11, LOC: SouthTrust Bank, AL	2,950,000	2,950,000
Huntsville IDA Revenue VRDN, 1.50%, 11/1/26,
LOC: Nara Bank NA, C/LOC: FHLB	4,280,000	4,280,000
MFH Revenue VRDN:
1.30%, 4/1/14, LOC: AmSouth Bank	2,545,000	2,545,000
1.30%, 9/1/20, LOC: SouthTrust Bank, AL	2,745,000	2,745,000
1.28%, 10/1/38, LOC: First Tennessee Bank	7,500,000	7,500,000
Mobile County IDA Revenue VRDN, 1.22%, 4/1/20,
LOC: SouthTrust Bank, AL	3,715,000	3,715,000
Montgomery IDA Revenue VRDN, 1.40%, 9/15/04,
LOC: SouthTrust Bank, AL	525,000	525,000
Northport MFH Revenue VRDN:
1.40%, 9/3/15, LOC: AmSouth Bank	1,765,000	1,765,000
1.30%, 7/1/18, LOC: AmSouth Bank	4,965,000	4,965,000
Port City Medical Clinic Revenue VRDN, 1.16%, 2/1/25,
BPA: Bank of Nova Scotia & KBC Bank NV, AMBAC Insured	6,000,000	6,000,000
State IDA Revenue VRDN, 1.40%, 1/1/15,
LOC: Fleet National Bank	545,000	545,000
Talladega IDA Revenue VRDN, 1.50%, 10/1/16,
LOC: Frontier National Bank, C/LOC: FHLB	1,785,000	1,785,000
Taylor-Ryan Improvement District Revenue VRDN, 1.30%, 5/1/31,
LOC: Columbus Bank & Trust	10,000,000	10,000,000
Valley Special Care Facilities Revenue VRDN, 1.40%, 6/1/25,
LOC: Columbus Bank & Trust	2,830,000	2,830,000
Wynlakes Government Utility Authority Revenue VRDN,
1.40%, 5/1/06, LOC: AmSouth Bank	4,000,000	4,000,000

Arizona - 1.0%
Apache County IDA Revenue VRDN, 1.20%, 12/15/18,
LOC: Bank of New York	4,600,000	4,600,000
Pinal County IDA & Pollution Control Revenue VRDN,
1.30%, 12/1/09, LOC: ABM Amro Bank NV	4,650,000	4,650,000
Pinal County IDA & Solid Waste Disposal Revenue VRDN,
1.50%, 8/1/22, LOC: Farm Credit Services of America, PCA,
C/LOC: Key Bank	3,700,000	3,700,000

Arkansas - 1.1%
Arkadelphia IDA Revenue VRDN, 1.40%, 4/1/11,
LOC: Den Danske Bank	$4,000,000	$4,000,000
State MFH Revenue VRDN:
1.38%, 10/1/30, LOC: Regions Bank	5,200,000	5,200,000
1.43%, 11/1/31, LOC: First Tennessee Bank	5,000,000	5,000,000

California - 20.3%
ABAG Finance Authority For Nonprofit Corp. Adjustable COPs:
1.28%, 2/1/25, LOC: Wells Fargo Bank NA	3,925,000	3,925,000
1.32%, 6/15/30, LOC: FNMA	2,545,000	2,545,000
Alameda County IDA Revenue VRDN, 1.55%, 3/1/28,
LOC: Bank of the West	4,090,000	4,090,000
Educational Facilities Authority Revenue VRDN, 1.05%, 10/1/33	4,000,000	4,000,000
Fresno Revenue VRDN, 1.10%, 5/1/15, LOC: US Bank, N.A.	3,000,000	3,000,000
Health Facilities Financing Authority Revenue VRDN,
1.11%, 1/10/22, BPA: Bank One, N.A., MBIA Insured	6,500,000	6,500,000
Inland Valley Development Agency Tax Allocation VRDN,
1.33%, 3/1/27, LOC: Union Bank, California, C/LOC: CalSTERS	14,785,000	14,785,000
Livermore MFH Revenue VRDN, 1.15%, 5/1/20, LOC: Fannie Mae	5,200,000	5,200,000
Los Angeles Communities Redevelopment Agency MFH Revenue
VRDN, 1.28%, 12/1/05, LOC: Westdeutsche Landesbank	6,000,000	6,000,000
Los Angeles Convention & Exhibit Center Authority Lease Revenue
VRDN, 0.97%, 8/15/21, BPS: JP Morgan Chase Bank,
AMBAC Insured	3,700,000	3,700,000
Los Angeles County Housing Authority MFH Revenue VRDN,
1.20%, 12/1/07, LOC: FHLMC	7,900,000	7,900,000
Los Angeles County Pension Obligation Refunding VRDN,
1.04%, 6/30/07, BPA: Dexia Public Finance Bank, AMBAC Insured	2,145,000	2,145,000
Los Angeles County Tax & Revenue Anticipation Notes,
2.00%, 6/30/04	15,000,000	15,080,855
Modesto Irrigation District Financing Authority Revenue VRDN,
1.28%, 10/1/15, BPA: Societe Generale	2,000,000	2,000,000
Newman Capital Trust Certificates VRDN, 1.43%, 4/1/32,
LOC: FHLMC	22,795,982	22,795,982
Ontario Revenue VRDN, 1.35%, 10/1/26,
LOC: Union Bank, California, C/LOC: CalSTERS	6,170,000	6,170,000
Orange County Apartment Development Adjustable COPs,
1.11%, 3/1/16, LOC: UBS, AG	2,000,000	2,000,000
Pollution Control Financing Authority Revenue VRDN:
1.25%, 9/1/10, LOC: Comerica Bank	2,855,000	2,855,000
1.25%, 6/1/11, LOC: Comerica Bank	2,200,000	2,200,000
1.25%, 3/1/16, LOC: Comerica Bank	2,715,000	2,715,000
1.37%, 10/1/16, LOC: Key Bank	6,815,000	6,815,000
1.37%, 11/1/27, LOC: Bank of the West	1,400,000	1,400,000
San Bernardino County Adjustable COPs, 1.11%, 8/1/26,
BPA: Landesbank Hessen-Thuringen Girozentrale, MBIA Insured	7,500,000	7,500,000
San Bernardino County Housing Authority MFH Revenue VRDN:
1.10%, 5/1/17, LOC: California Federal Savings Bank, C/LOC: FHLB	4,525,000	4,525,000
1.24%, 2/1/23, LOC: California Federal Savings Bank, C/LOC: FHLB	5,660,000	5,660,000
San Diego City Public Facilities Financing Authority Revenue VRDN,
1.25%, 5/15/20, BPA: Societe Generale	$3,955,000	$3,955,000
San Diego County & School District Revenue Anticipation Notes,
1.75%, 6/30/04	11,000,000	11,043,820
San Diego Unified School District Tax and Revenue Anticipation Notes,
2.00%, 6/30/04	9,000,000	9,046,773
San Francisco City and County Redevelopment Agency MFH
Revenue VRDN:
1.10%, 10/1/10, LOC: Credit Suisse First Boston Corp.	1,100,000	1,100,000
1.20%, 8/1/32, LOC: Citibank	2,900,000	2,900,000
San Jose MFH Revenue VRDN, 1.15%, 4/15/36,
LOC: Bank of America	5,400,000	5,400,000
Stanislaus County Waste-to-Energy Finance Agency Solid Waste Facility
Revenue VRDN, 1.25%, 1/1/10, BPA: JP Morgan Chase Bank,
MBIA Insured	4,535,000	4,535,000
State Department of Water Resources Revenue VRDN,
1.18%, 5/1/22, LOC: Bayerishe Landesbank Girozentrale	4,000,000	4,000,000
State Economic Development Financing Authority IDA
Revenue VRDN, 1.22%, 3/1/23, LOC: Bank One, NA	2,700,000	2,700,000
State GO Bonds, 5.50%, 3/1/15 (Prerefunded 3/1/04 at 102)	9,485,000	9,744,565
State Revenue Anticipation Notes, 2.00%, 6/23/04,
LOC: Citibank, NA	8,000,000	8,035,237
State Rural Single Family Homes Mortgage Finance Authority
Revenue VRDN, 1.20%, 12/1/06, BPA: Bayer Hypo-Vereinsbank,
Merrill Lynch	2,330,000	2,330,000
State School Cash Reserve Program Authority Revenue Notes,
2.00%, 7/6/04, AMBAC Insured	25,000,000	25,139,490
Statewide Communities Development Authority Special Tax
Revenue VRDN:
1.35%, 6/1/19, LOC: CalSTERS	2,155,000	2,155,000
1.35%, 5/1/22, LOC: Bank of the West, C/LOC: CalSTERS	2,110,000	2,110,000
Vallejo MFH Revenue VRDN, 1.18%, 1/1/08, LOC: Bank of America	9,400,000	9,400,000
Victorville MFH Revenue VRDN, 1.35%, 12/1/15,
C/LOC: California Federal Savings Bank	6,210,000	6,210,000
WateReuse Finance Authority Revenue VRDN, 1.25%, 5/1/28,
BPA: Credit Suisse First Boston, FSA Insured	1,005,000	1,005,000

Colorado - 2.9%
Park Creek Tax Increment Revenue VRDN, 1.55%, 12/1/24,
SWAP: Lehman Brothers	20,600,000	20,600,000
Pitkin County Industrial Development Revenue VRDN,
1.33%, 4/1/16, LOC: Bank One, NA	400,000	400,000
State Housing & Finance Authority Revenue VRDN,
1.40%, 12/1/09, LOC: Key Bank	3,900,000	3,900,000
1.08%, 10/15/16, CA: Fannie Mae	7,660,000	7,660,000
1.25%, 10/1/30, BPA: FHLB	4,580,000	4,580,000

Connecticut - 0.5%
State GO Bonds, 5.00%, 6/15/04	6,000,000	6,108,374

Delaware - 2.2%
State IDA Revenue VRDN, 1.30%, 8/1/29,
GA: Motiva Enterprise, LLC	$25,500,000	$25,500,000
Wilmington School Project Revenue VRDN, 1.30%, 7/1/31,
LOC: Allied Irish Bank	2,300,000	2,300,000

Florida - 0.8%
Gulf Breeze Public Improvement Revenue VRDN, 1.15%, 3/31/21,
LOC: Bank of America	1,065,000	1,065,000
Hospice of Palm Beach County Revenue VRDN, 1.12%, 10/1/31,
LOC: Northern Trust Co.	4,800,000	4,800,000
State Board of Education Capital Outlay Bonds, 5.30%, 6/1/06	3,890,000	3,996,206
State University Athletic Association Capital Improvement Revenue
VRDN, 1.35%, 2/1/20, LOC: SunTrust Bank	400,000	400,000

Georgia - 2.3%
Athens MFH Revenue VRDN, 1.625%, 8/1/05, LOC: US Bank, NA	2,000,000	2,000,000
Columbus Downtown Development Authority Revenue VRDN,
1.40%, 8/1/15, LOC: Columbus Bank & Trust	7,260,000	7,260,000
Franklin County Industrial Building Authority Revenue VRDN, 1.50%,
1/1/07, LOC: Comerica Bank	870,000	870,000
Fulton County IDA Revenue VRDN, 2.03%, 12/1/10,
LOC: Branch Bank & Trust	2,600,000	2,600,000
Gordon County Development Authority Revenue VRDN,
1.55%, 7/1/22, LOC: Regions Bank	1,520,000	1,520,000
Municipal Gas Authority Revenue VRDN, 1.15%, 11/1/07
LOC: Bayerishe Landesband Girozentrale,
J. P. Morgan Chase Bank & Wachvia Bank, NA	9,650,000	9,650,000
Savannah Economic Development Authority Student Housing
Revenue VRDN, 1.32%, 9/1/26, LOC: Wachovia Bank, NA	4,000,000	4,000,000
Warner Robins Downtown Development Authority Revenue
VRDN, 1.50%, 9/1/34, LOC: Columbus Bank & Trust	1,300,000	1,300,000

Hawaii - 0.8%
State GO Bonds, 5.25%, 4/1/04, MBIA Insured	9,670,000	9,768,874

Idaho - 0.4%
State Single Family Housing Revenue VRDN, 1.30%, 7/1/32,
BPA: Bayerishe Landesbank Girozentrale	4,800,000	4,800,000

Illinois - 3.4%
Chicago Development Authority Revenue VRDN, 1.28%, 1/1/37,
BPA: Landesbank Baden-Wuerttenberg, FGIC Insured	8,360,000	8,360,000
Educational Facilities Authority Revenue VRDN, 1.15%, 12/1/35,
LOC: Harris Trust	4,000,000	4,000,000
Healthcare Facilities Authority Revenue VRDN:
1.33%, 8/15/25, BPA: Northern Trust Co.	3,700,000	3,700,000
1.32%, 8/15/32, LOC: Harris Trust	1,500,000	1,500,000
Housing Development Authority Revenue VRDN,
1.17%, 8/1/05, LOC: Bear Stearns Capital Markets	3,210,000	3,210,000
Illinois - Cont'd
Metropolitan Pier & Exposition Authority Revenue
VRDN, 1.20%, 12/15/23, BPA: Merrill Lynch	$12,000,000	$12,000,000
State Development Finance Authority Revenue VRDN,
1.20%, 6/1/19, LOC: Northern Trust Co.	5,565,000	5,565,000
1.20%, 4/1/35, LOC: Northern Trust Co.	5,000,000	5,000,000

Indiana - 3.8%
City of Rockport AK Steel Corp. Project Revenue VRDN,
1.15%, 6/1/29, LOC: PNC Bank, NA	5,000,000	5,000,000
Jasper County Industrial Economic Development Revenue VRDN,
1.50%, 2/1/22, C/LOC: Key Bank	5,275,000	5,275,000
Portage Pollution Control Revenue VRDN, 1.55%, 5/1/18,
LOC: Bank One, NA	3,000,000	3,000,000
South Bend MFH Revenue VRDN, 1.55%, 10/1/09, LOC: FHLB	4,095,000	4,095,000
State Bond Bank Advance Funding Program Notes,
2.00%, 1/27/04, AMBAC Insured	10,000,000	10,006,335
State Development Finance Authority Revenue VRDN:
1.50%, 4/1/22, LOC: Bank One, NA	1,015,000	1,015,000
1.20%, 8/1/31, LOC: Bank One, NA	5,500,000	5,500,000
Terre Haute International Airport Authority Revenue VRDN,
1.63%, 2/1/21, LOC: Old National Bank,
C/LOC: Northern Trust Co	2,200,000	2,200,000
Valparaiso Economic Development Authority Revenue VRDN,
1.40%, 5/1/31, LOC: Marshall & Ilsley Bank	7,000,000	7,000,000
Vigo County Economic Development Authority Revenue VRDN, 1.60%,
5/1/16, LOC: Old National Bank, C/LOC: Wells Fargo Bank, NA	5,100,000	5,100,000

Iowa - 2.2%
IDA Revenue VRDN, 1.38%, 11/1/17, LOC: Societe Generale	1,970,000	1,970,000
Le-Mars IDA Revenue VRDN, 1.50%, 3/1/16,
C/LOC: SunTrust Bank	1,850,000	1,850,000
State Finance Authority Solid Waste Disposal Revenue VRDN,
1.50%, 7/1/18, C/LOC: Wells Fargo Bank, NA	3,650,000	3,650,000
State School Cash Anticipation Program Warrant Certificate:
2.25%, 1/30/04, FSA Insured	8,000,000	8,007,354
2.00%, 6/18/04, FSA Insured	12,000,000	12,056,393

Kansas - 0.6%
Mission MFH Revenue VRDN, 1.08%, 9/15/26, CA: Fannie Mae	7,700,000	7,700,000

Kentucky - 3.2%
City of Mayfield Lease Revenue VRDN, 1.33%, 7/1/26,
LOC: PNC Bank, NA	4,900,000	4,900,000
Hancock County IDA Revenue VRDN, 1.35%, 6/1/12,
LOC: JP Morgan Chase Bank	3,005,000	3,005,000
Hopkinsville IDA Revenue VRDN, 1.65%, 5/1/26,
LOC: Branch Bank & Trust	2,240,000	2,240,000
Lexington-Fayette Urban County Educational Facilities Revenue
VRDN, 1.28%, 8/1/21, LOC: Fifth Third Bank	7,000,000	7,000,000
Kentucky - Cont'd
State Association of Counties Advance Revenue Program
Tax & Revenue Anticipation COPs, 2.00%, 6/30/04	$20,000,000	$20,107,807
State IDA Revenue VRDN, 1.25%, 2/1/08, LOC: National City Bank	1,000,000	1,000,000
Winchester Industrial Building Revenue VRDN, 1.40%, 10/1/18,
LOC: Wachovia Bank, NA	2,400,000	2,400,000

Louisiana - 0.5%
New Orleans Aviation Board Revenue VRDN, 1.12%, 8/5/15,
BPA: Dexia Public Finance Bank, MBIA Insured	2,870,000	2,870,000
Public Facilities Authority Revenue VRDN:
1.22%, 12/1/14, LOC: Regions Bank	2,145,000	2,145,000
1.28%, 9/1/28, LOC: Hibernia, C/LOC: Bank of New York	1,150,000	1,150,000

Maine - 0.9%
State GO Tax Anticipation Notes, 1.75%, 6/30/04	11,000,000	11,051,220

Massachusetts - 1.6%
Boston GO Bonds, 3.00%, 2/1/04, MBIA Insured	6,865,000	6,876,386
Hudson IDA Revenue VRDN, 1.45%, 10/1/13,
LOC: State Street Bank & Trust	710,000	710,000
State Development Finance Agency Revenue VRDN, 1.16%, 10/1/42,
BPA: Societe Generale, XL Cap-Assurance, Inc. Insured	12,700,000	12,700,000

Michigan - 2.2%
Kent Hospital Finance Authority LO Revenue VRDN,
1.30%, 11/1/10, LOC: Fifth Third Bank	3,200,000	3,200,000
State Hospital Finance Authority Revenue VRDN:
1.31%, 3/1/14, LOC: Comerica Bank	8,740,000	8,740,000
1.13%, 12/1/23, LOC: National City Bank	4,820,000	4,820,000
State Municipal Bonds Authority Revenue VRDN, 2.00%, 8/23/04,
LOC: JP Morgan Chase Bank	10,000,000	10,061,648
State University Revenue VRDN, 1.20%, 8/15/30,
BPA: Dexia Public Finance Bank	1,055,000	1,055,000

Minnesota - 0.2%
Cohasset Power and Light Co. Revenue VRDN, 1.32%, 6/1/20,
LOC: ABN Amro Bank	2,175,000	2,175,000

Mississippi - 1.8%
State Development Bank Special GO VRDN:
1.33%, 6/1/20, BPA: AmSouth Bank, AMBAC Insured	6,575,000	6,575,000
1.33%, 10/1/20, BPA: AmSouth Bank, AMBAC Insured	6,560,000	6,560,000
1.33%, 12/1/23, BPA: Bank One, NA, AMBAC Insured	10,000,000	10,000,000

Missouri - 0.7%
Carthage IDA Revenue VRDN:
1.30%, 4/1/07, LOC: Wachovia Bank, NA	$2,000,000	$2,000,000
1.40%, 9/1/30, LOC: Wachovia Bank, NA	2,000,000	2,000,000
State Development Finance Board Revenue VRDN, 1.50, 9/1/08,
LOC: BNP Paribas	3,900,000	3,900,000
State Health & Educational Facilities Authority Revenue VRDN,
1.32%, 11/1/32 LOC: Bank of America	695,000	695,000

Nebraska - 0.3%
Lancaster County IDA Revenue VRDN, 1.35%, 8/15/09,
LOC: Wells Fargo Bank, NA	1,000,000	1,000,000
State Single Family Housing Revenue VRDN, 1.30%, 9/1/22,
BPA: FHLB	2,960,000	2,960,000

Nevada - 0.5%
Clark County School District GO VRDN, 1.14%, 6/15/21,
LOC: Bayerishe Landesbank Girozentrale, FSA Insured	1,800,000	1,800,000
Clark County Transportation Revenue Bonds, 6.00%, 6/1/13	2,000,000	2,061,200
Henderson Public Improvement Trust Revenue VRDN,
1.33%, 4/1/07, LOC: JP Morgan Chase Bank	2,000,000	2,000,000

New Hampshire - 0.5%
State Health & Educational Facilities Authority Revenue VRDN,
1.30%, 10/1/33, LOC: Fleet National Bank	6,500,000	6,500,000

New Jersey - 1.4%
State Housing and Mortgage Finance Agency Revenue Bonds,
1.05%, 4/1/04, MBIA Insured	7,500,000	7,500,000
State Tax and Revenue Anticipation Notes, 2.00%, 6/25/04	10,000,000	10,046,312

New York - 1.7%
New York City GO VRDN:
1.17%, 8/1/17, LOC: Sumitomo Mitsui Banking Corp.	1,700,000	1,700,000
1.17%, 8/1/20, LOC: JP Morgan Chase Bank	2,540,000	2,540,000
1.30%, 8/1/21, LOC: Landesbank Baden-Wurttengerg	2,900,000	2,900,000
New York City Transitional Finance Authority Bonds
Anticipation Notes, 2.00%, 2/1/04	10,215,000	10,223,429
State Thruway Authority and Bridge Trust Fund Revenue Bonds,
6.40%, 4/1/04, FGIC Insured	4,000,000	4,052,137

North Carolina - 2.0%
State Capital & Educational Facilities Revenue VRDN, 1.30%, 12/1/31,
LOC: Branch Bank & Trust	9,030,000	9,030,000
State GO Bonds:
2.00%, 3/1/04	5,000,000	5,007,966
2.00%, 4/1/04	4,460,000	4,470,555
Wake County GO VRDN, 1.75%, 4/1/17, BPA: Lloyds TSB Bank plc	7,000,000	7,011,374
North Dakota - 0.5%
Traill County Solid Waste Disposal Revenue VRDN, 1.55%, 3/1/13,
LOC: Wells Fargo Bank, NA	$5,750,000	$5,750,000

Ohio - 2.8%
Butler County Healthcare Facilities Revenue VRDN, 1.30%, 9/1/22,
LOC: Fifth Third Bank	4,495,000	4,495,000
Franklin County Hospital Revenue VRDN, 1.30%, 6/1/17,
BPA: Citigroup Global Markets Holdings, Inc.	10,000,000	10,000,000
State Environmental Improvement Revenue VRDN, 1.24%, 12/1/26,
LOC: JP Morgan Chase Bank	2,970,000	2,970,000
State GO Bonds, 3.00%, 3/15/04	8,710,000	8,743,718
State Higher Educational Facilities Authority Revenue VRDN,
1.40%, 9/1/26, LOC: Fifth Third Bank	9,740,000	9,740,000

Oklahoma - 0.7%
Pittsburg County IDA Revenue VRDN, 1.50%, 10/1/21,
LOC: PNC Bank, NA	5,000,000	5,000,000
State Transportation Authority Turnpike Systems Revenue Bonds,
4.75%, 1/1/04	4,130,000	4,130,000

Oregon - 0.8%
State Tax Anticipation Notes, 2.25%, 11/15/04	10,000,000	10,101,753

Pennsylvania - 2.4%
Philadelphia MFH Redevelopment Authority Revenue VRDN,
1.30%, 12/1/09, LOC: HSBC Bank	2,450,000	2,450,000
Somerset County Hospital Authority Revenue VRDN:
1.25%, 3/1/22, LOC: PNC Bank, NA	3,380,000	3,380,000
1.30%, 3/1/32, BPA: PNC Bank, NA,
Radian Asset Assurance, Inc. Insured	4,295,000	4,295,000
State GO Bonds, 5.00%, 1/15/04	10,000,000	10,014,944
State Higher Education Facilities Authority Revenue Bonds,
2.00%, 6/15/04, AMBAC Insured	4,840,000	4,861,942
Union County Hospital Authority Revenue VRDN, 1.30%, 2/1/04,
BPA: Fleet National Bank, Radian Asset Assurance, Inc. Insured	4,075,000	4,075,000
West Cornwall Township Municipal Authority Revenue VRDN,
1.20%, 3/1/16, LOC: Wachovia Bank, NA	1,410,000	1,410,000

Puerto Rico - 2.5%
Commonwealth Electric Power Authority GO VRDN, 1.12%, 7/1/22,
BPA: Societe Generale	5,800,000	5,800,000
Commonwealth Highway and Transportation Revenue VRDN,
1.22%, 7/1/09, BPA: Merrill Lynch	1,460,000	1,460,000
Commonwealth Tax and Revenue Anticipation Notes, 2.00%, 7/30/04	15,000,000	15,088,598
Commonwealth TIC/TOCs Public Improvement VRDN,
1.20%, 7/1/19, BPA: Bank of New York	5,600,000	5,600,000
Infrastructure Financing Authority Revenue VRDN, 0.95%, 7/1/27,
BPA: Bank of New York	3,000,000	3,000,000

Rhode Island - 1.2%
State Health and Educational Building Authority Revenue VRDN,
1.33%, 10/1/31, LOC: Fleet National Bank	$15,000,000	$15,000,000

Tennessee - 7.1%
Blount County Public Building Authority Revenue VRDN,
1.33%, 6/1/32, LOC: Regions Bank	15,000,000	15,000,000
Coffee County IDA Revenue VRDN, 1.43%, 5/1/12,
LOC: Bank of America	3,100,000	3,100,000
Knox County Health Educational & MFH Board Revenue VRDN,
1.40%, 12/1/29, LOC: First Tennessee Bank	4,500,000	4,500,000
Loudon Industrial Development Board Revenue VRDN,
1.55%, 4/1/13, LOC: Bank One, NA	3,200,000	3,200,000
Memphis-Shelby County IDA Revenue VRDN, 1.31%, 3/1/24,
LOC: National Bank of Commerce, Tennessee	11,200,000	11,200,000
Nashville & Davidson County Health & Educational Facilities Board
Revenue VRDN, 1.50%, 12/1/32, LOC: Regions Bank	5,000,000	5,000,000
Sevier County Public Building Authority Revenue VRDN:
1.26%, 6/1/10, BPA: KBC Bank NV, AMBAC Insured	665,000	665,000
1.26%, 6/1/12, BPA: KBC Bank NV, AMBAC Insured	3,080,000	3,080,000
1.26%, 6/1/14, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	2,825,000	2,825,000
1.26%, 6/1/17, BPA: KBC Bank NV, AMBAC Insured	500,000	500,000
1.26%, 6/1/18, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	9,815,000	9,815,000
1.26%, 6/1/19, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	3,100,000	3,100,000
1.26%, 6/1/20, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	2,805,000	2,805,000
1.26%, 6/1/21, BPA: Landesbank Hessen-Thuringen Girozentrale,
AMBAC Insured	3,500,000	3,500,000
1.26%, 6/1/30, BPA: KBC Bank NV, AMBAC Insured	2,195,000	2,195,000
Shelby County Health Educational & Housing Facilities Board
Revenue VRDN:
1.16%, 12/1/13, LOC: BNP Paribas	14,000,000	14,000,000
1.28%, 5/1/16, LOC: Allied Irish Bank	800,000	800,000
1.28%, 6/1/26, LOC: Allied Irish Bank	4,900,000	4,900,000

Texas - 3.6%
Dallas GO Bonds, 2.00%, 2/15/04	3,600,000	3,604,890
Harris County Tax Anticipation Notes, 1.75%, 2/27/04	10,000,000	10,012,081
State Tax & Revenue Anticipation Notes, 2.00%, 8/31/04	28,000,000	28,161,260
Tarrant County IDA Revenue VRDN, 1.48%, 9/1/27,
C/LOC: Wachovia Bank, NA	4,000,000	4,000,000

Utah - 2.0%
Municipal Securities Trust Certificates Revenue VRDN, 1.35%, 5/6/13,
LOC: Bear Stearns Capital Markets	23,250,000	23,250,000
Tooele City IDA Revenue VRDN, 1.40%, 10/1/22,
LOC: US Bank, NA	2,100,000	2,100,000
Vermont - 0.4%
State Educational & Health Buildings Finance Agency Revenue VRDN:
1.50%, 11/1/21, LOC: Huntington National Bank	$1,950,000	$1,950,000
1.27%, 4/1/32, BPA: Fleet National Bank,
Radian Asset Assurance, Inc. Insured	3,000,000	3,000,000

Virginia - 0.7%
Portsmouth IDA Revenue VRDN, 1.10%, 11/1/27,
LOC: Bank of America	1,200,000	1,200,000
Suffolk IDA Revenue VRDN, 1.25%, 10/1/31,
LOC: Branch Bank & Trust	7,500,000	7,500,000

West Virginia - 1.9%
Harrison County IDA Revenue VRDN, 1.30%, 6/1/14,
LOC: Wachovia Bank, NA	4,140,000	4,140,000
Putnam County Solid Waste Disposal Revenue VRDN, 1.13%, 4/1/30	15,500,000	15,500,000
Weirton Municipal Hospital Building Revenue VRDN,
1.25%, 12/1/31, LOC: PNC Bank, NA	5,000,000	5,000,000

Wisconsin - 1.2%
Grafton IDA Revenue VRDN, 1.40%, 12/1/17, LOC: US Bank, NA	2,325,000	2,325,000
State GO Bonds:
3.00%, 5/1/04, MBIA Insured	5,000,000	5,030,739
5.50%, 5/1/10	5,510,000	5,590,209
State Health & Educational Facilities Authority Revenue VRDN,
1.15%, 11/1/23, LOC: US Bank, NA	1,600,000	1,600,000

Other - 5.8%
ABN Amro Chicago Corp. Lease TOPS Trust Certificates VRDN,
1.21%, 4/5/06, BPA: ABN Amro Bank NV	9,585,000	9,585,000
ABN Amro MuniTOPS Trust Certificates VRDN:
1.14%, 7/4/07, BPA: ABN Amro Bank NV	2,800,000	2,800,000
1.16%, 8/1/24, BPA: ABN Amro Bank NV	4,300,000	4,300,000
Koch Floating Rate Trust Revenue VRDN, 1.48%, 5/3/04,
BPA: State Street Bank & Trust	14,225,471	14,225,471
Pitney Bowes Corp. Lease TOPS Trust Certificates VRDN,
1.16%, 3/9/05, BPA: Pitney Bowes Credit, AMBAC Insured	443,940	445,051
Roaring Fork Single Family Mortgage Program VRDN:
1.38%, 7/1/32, BPA: Bank of New York	4,840,000	4,840,000
1.43% 10/1/32, BPA: Bank of New York	6,790,000	6,790,000
1.25% 12/1/33, BPA: Bank of New York	11,000,000	11,000,000
SunAmerica Trust Revenue VRDN, 1.22%, 7/1/41, LOC: FHLMC	19,925,000	19,925,000

TOTAL INVESTMENTS (Cost $1,248,505,948) - 98.7%		1,248,505,948
Other assets and liabilities, net - 1.3%		16,009,168
Net Assets - 100.0%		$1,264,515,116

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class O: 1,167,495,595 shares outstanding		$1,167,384,523
Institutional Class: 97,217,424 shares outstanding		97,216,168
Undistributed net investment income		45,913
Accumulated realized gain (loss) on investments		(131,488)

Net Assets		$1,264,515,116

Net Asset Value Per Share
Class O (based on Net Assets of $1,167,378,192)		$1.00
Institutional Class (based on Net Assets of $97,136,924)		$1.00

Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

See notes to financial statements.

Limited-Term Portfolio

Statement of Net assets

December 31, 2003

	Principal
Municipal Obligations - 99.6%	Amount	Value
Alabama - 2.9%
Athens IDA Pollution Control Revenue VRDN, 4.00%, 6/1/05	$3,500,000	$3,500,000
Birmingham Public Educational Building Authority Revenue VRDN,
1.27%, 6/1/30	24,060,000	24,060,000
Calhoun County Economic Development Council Revenue VRDN:
1.40%, 5/1/10	2,800,000	2,800,000
1.55%, 4/1/21	5,300,000	5,300,000
State MFH Revenue VRDN:
1.70%, 9/1/22	2,600,000	2,600,000
2.70%, 9/1/30	3,215,000	3,218,119
2.30%, 12/1/30	6,410,000	6,410,000

Arizona - 1.4%
Pinal County IDA Solid Waste Disposal Revenue VRDN,
1.60%, 5/1/27	1,250,000	1,250,000
Pinal County Pollution Control Revenue VRDN, 1.25%, 12/1/09	1,350,000	1,350,000
Yavapai County IDA Solid Waste Disposal Revenue Bonds:
4.625%, 6/1/27	6,000,000	6,163,320
3.65%, 3/1/28	12,900,000	13,100,079
4.45%, 3/1/28	1,370,000	1,406,346

Arkansas - 0.9%
Fort Smith Sales & Use Tax Revenue Bonds, 3.50%, 12/1/11	4,275,000	4,428,473
State MFH Revenue VRDN:
3.00%, 8/1/21 (Mandatory Put 8/1/04 at 100)	9,000,000	9,041,130
2.00%, 11/1/36	1,525,000	1,525,000

California - 12.1%
Alameda County IDA Revenue VRDN, 1.55%, 3/1/28	610,000	610,000
Alvord Unified School District Adjustable COPs, 1.20%, 6/1/28	2,100,000	2,100,000
Freemont COPs, 1.70%, 8/1/25 (Mandatory Put 8/1/05 at 100)	5,430,000	5,459,268
Gardenia Financing Agency Revenue VRDN, 4.55%, 9/1/11	1,345,000	1,345,000
Inland Valley Development Agency Tax Allocation VRDN,
1.33%, 3/1/27	6,700,000	6,700,000
Los Angeles Community Redevlopment Agency Adjustable COPs:
1.28%, 12/1/05	4,400,000	4,400,000
1.11%, 12/1/14	10,000,000	10,000,000
Los Angeles County MFH Revenue VRDN, 1.20%, 12/1/07	3,000,000	3,000,000
Natomas Unified School District COPs, 2.50%, 2/1/28	5,000,000	5,045,050
Oakland Joint Powers Financing Authority Lease Revenue VRDN:
1.18%, 8/1/21	7,100,000	7,100,000
1.20%, 8/1/21	9,850,000	9,850,000
Ontario City Redevelopment Agency Revenue VRDN,
1.35%, 10/1/26	1,600,000	1,600,000
San Bernardino County MFH Revenue Bonds, 6.25%, 7/1/42
(Mandatory Put 12/1/05 at 100)	3,500,000	3,500,840
San Bernardino County Medical Center Financing Project
Adjustable COPs, 1.11%, 8/1/26	$2,750,000	$2,750,000
San Francisco City & County Redevelopment Agency MFH Revenue
VRDN, 1.10%, 10/1/10	9,730,000	9,730,000
School Cash Reserve Program Authority Revenue Notes,
2.00%, 7/6/04	30,000,000	30,143,506
Stanislaus County Waste-to-Energy Financing Agency Solid Waste
Facility Revenue VRDN, 1.25%, 1/1/10	25,065,000	25,065,000
State Center Community College GO Bonds, 3.00%, 8/1/04	3,200,000	3,236,480
State Department of Water Reservoir & Powersupply Revenue Bonds,
5.50%, 5/1/05	5,000,000	5,242,500
State Department of Water Reservoir & Powersupply Revenue VRDN,
1.27%, 5/1/22	3,000,000	3,000,000
State GO Bonds, 6.30%, 9/1/06	5,040,000	5,550,098
State GO VRDN:
1.30%, 5/1/04	18,000,000	18,000,000
1.60%, 5/1/33	10,000,000	9,996,207
1.65%, 5/1/33	15,000,000	15,000,000
State Revenue Anticipation Notes, 2.00%, 6/23/04	8,000,000	8,034,000
Statewide Community Development MFH Special Tax Revenue,
Adjustable Bonds, 6.25%, 7/1/42	4,625,000	4,623,659

Colorado - 5.8%
Denver City & County Airport Revenue Bonds:
4.00%, 11/15/04	1,200,000	1,228,560
5.25%, 11/15/04	2,180,000	2,255,428
4.00%, 11/15/05	1,300,000	1,354,964
4.00%, 11/15/06	6,610,000	6,957,422
5.00%, 11/15/07	5,200,000	5,691,920
Dove Valley Metropolitan District Arapahoe County GO Bonds:
2.875%, 5/1/20, (Mandatory Put 11/1/04 at 100)	1,670,000	1,693,079
3.30%, 11/1/20, (Mandatory Put 11/1/05 at 100)	1,950,000	2,010,840
3.30%, 11/1/25, (Mandatory Put 11/1/05 at 100)	6,050,000	6,238,760
Eagle Ranch Metropolitan District Revenue Bonds, 2.25%, 10/15/18,
(Mandatory Put 1/8/04 at 100)	5,485,000	5,486,152
Lakewood IDA Revenue VRDN, 1.93%, 8/1/07	1,725,000	1,725,000
Park Creek Tax Increment Revenue VRDN, 1.55%, 12/1/24	32,400,000	32,400,000
Pitkin County Industrial Development Revenue VRDN,
1.33%, 4/1/16	1,600,000	1,600,000
Plaza Metropolitan District Number 1 Revenue Tax Allocation,
7.125%, 12/1/10	7,500,000	7,539,900
State HFA Revenue VRDN, 1.08%, 10/15/16	15,900,000	15,900,000
Triview GO VRDN, 1.375%, 11/1/23	3,650,000	3,650,000

Connecticut - 0.7%
State GO Bonds, 2.00%, 10/15/04	10,530,000	10,606,658
State Health & Educational Facilities Authority Revenue VRDN,
1.25%, 7/1/36	1,100,000	1,100,000

Delaware - 0.5%
State Health Facilities Authority Revenue VRDN, 2.25%, 6/1/32
(Mandatory Put 1/1/07 at 100)	$5,500,000	$5,500,000
Wilmington School Project Revenue VRDN, 1.30%, 7/1/31	3,700,000	3,700,000

District of Columbia - 0.8%
COPs:
5.00%, 1/1/05	3,000,000	3,110,550
5.00%, 1/1/06	1,000,000	1,061,770
HFA Revenue:
3.00%, 12/1/04	2,500,000	2,539,600
2.80%, 1/1/05	4,140,000	4,181,276
Metropolitan Washington Airports Authority Revenue Bonds,
4.50%, 10/1/04	2,440,000	2,498,316

Florida - 2.7%
Broward County Airport System Revenue Bonds, 5.00%, 10/1/05	5,000,000	5,301,050
Gulf Breeze Revenue VRDN:
1.15%, 12/1/20	1,575,000	1,575,000
1.15%, 3/31/21	1,305,000	1,305,000
Lee County Solid Waste System Revenue Bonds, 5.00%, 10/1/04	4,965,000	5,104,765
Orange County School Board VRDN, 1.28%, 8/1/15	4,985,000	4,985,000
Palm Beach County HFA Mallards Cove Revenue
Bonds, 2.60%, 3/1/22	4,460,000	4,460,000
State Department of Environmental Protection Revenue Bonds,
4.00%, 7/1/04	14,285,000	14,493,847
University Athletic Association Inc., Revenue Bonds:
2.20%, 10/1/31, (Mandatory Put 10/1/05 at 100)	6,400,000	6,484,352
2.80%, 10/1/31, (Mandatory Put 10/15/08 at 100)	1,285,000	1,290,885

Georgia - 1.3%
Columbus Downtown IDA Revenue Bonds, 6.50%, 7/1/29	3,900,000	3,812,991
Fulton County Development Authority Pollution Control
Revenue VRDN, 1.55%, 4/1/10	7,400,000	7,400,000
Fulton County IDA Revenue VRDN, 2.03%, 12/1/10	700,000	700,000
Municipal Gas Authority Revenue VRDN, 1.15%, 11/1/07	900,000	900,000
Rome MFH Revenue VRDN, 1.60%, 7/1/34	7,650,000	7,650,000
Waycross and Ware County Development Authority Revenue Bonds
VRDN, 2.05%, 5/1/31	1,685,000	1,685,000

Hawaii - 0.8%
Honolulu MFH Revenue VRDN, 2.20%, 6/1/20	8,300,000	8,300,000
State Department Budget & Finance VRDN, 1.65%, 12/1/21	5,388,500	5,388,500

Idaho - 1.0%
Boise City MFH Revenue Bonds, 3.25%, 5/1/36
(Mandatory Put 3/27/06 at100)	10,175,000	10,317,043
State Housing & Finance Association Revenue VRDN,
1.30%, 7/1/32	5,700,000	5,700,000

Illinois - 2.8%
Arlington Heights MFH Revenue VRDN, 1.23%, 5/1/24	$4,230,000	$4,230,000
Cook County Community GO Bonds:
4.00%, 10/1/06	1,000,000	1,046,250
4.00%, 1/1/07	3,590,000	3,800,194
Educational Facilities Authority Revenue VRDN, 1.15%, 12/1/35	11,000,000	11,000,000
Metropolitan Pier & Exposition Authority Revenue VRDN,
1.20%, 12/15/23,	2,120,000	2,120,000
State GO Bonds, 5.00%, 4/1/04	5,000,000	5,048,550
State Housing Development Authority MFH Revenue VRDN:
1.13%, 1/1/08	11,000,000	11,000,000
1.15%, 11/1/33	3,500,000	3,500,000
State Sales Tax Revenue Bonds, 5.00%, 6/15/04	4,410,000	4,488,322

Indiana - 1.4%
Allen County Economic Development Revenue VRDN,
1.60%, 11/1/09	3,000,000	3,000,000
Indianapolis Local Public Improvement Bond Bank Revenue Bonds:
5.00%, 1/1/06	3,500,000	3,714,060
5.00%, 1/1/07	5,395,000	5,821,421
Indianapolis MFH Revenue VRDN, 1.65%, 6/1/33	1,600,000	1,600,000
Portage Industrial Pollution Control Revenue VRDN, 1.55%, 5/1/18	2,150,000	2,150,000
Spencer County Industrial Pollution Control Revenue VRDN,
1.65%, 11/1/18	3,680,000	3,680,000
State Development Finance Authority Revenue VRDN:
1.60%, 7/1/18	1,825,000	1,825,000
1.20%, 8/1/31	1,900,000	1,900,000

Iowa - 0.6%
State Finance IDA Revenue VRDN, 1.38%, 11/1/17	2,800,000	2,800,000
State School Cash Anticipation Program Revenue Notes,
2.25%, 1/30/04	7,000,000	7,006,435

Kansas - 1.0%
Johnson County Residual Revenue Zero Coupon Notes, 6/1/12	33,140,000	16,628,658

Kentucky - 1.6%
Association of Counties Tax & Revenue Anticipation Notes,
2.00%, 6/30/04	10,000,000	10,044,400
Maysville Industrial Building Revenue VRDN, 1.65%, 5/1/06	5,740,000	5,740,000
Russell County Bon Secours Health System Revenue Bonds,
5.85%, 11/15/05	10,000,000	10,810,600

Louisiana - 4.4%
Caddo Parish Industrial IDA Pollution Control Revenue VRDN,
1.55%, 5/1/04	5,100,000	5,100,000
Local Government Environmental Facilities & Community
Development Authority Revenue Bonds:
6.25%, 6/15/04	5,400,000	5,399,352
6.25%, 7/1/04	16,000,000	16,000,000
Public Facilities Authority Revenue VRDN, 1.28%, 9/1/28	$28,350,000	$28,350,000
State Correctional Facilities Corporate Lease Revenue Bonds:
5.00%, 12/15/04	1,460,000	1,510,005
5.00%, 12/15/05	4,340,000	4,606,259
5.00%, 12/15/06	4,675,000	5,055,218
State HFA Mortgage Adjustable Rate Revenue
Bond, 1.55%, 12/20/34	2,815,000	2,815,000
State Offshore Terminal Authority Deepwater Port Revenue Bonds,
2.15%, 10/1/21 (Mandatory Put 4/1/05 at 100)	5,000,000	5,019,600

Maryland - 1.0%
Baltimore Revenue Bonds, 3.128%, 12/1/09	4,898,353	4,898,353
Montgomery County GO Bonds, 4.75%, 2/1/04	7,000,000	7,021,630
State Health & Higher Educational Facilities Authority Revenue VRDN:
1.25%, 1/1/29	960,000	960,000
1.27%, 4/1/31	2,995,000	2,995,000

Massachusetts - 4.3%
State GO Bonds:
5.00%, 12/1/05	32,000,000	34,099,840
5.50%, 11/1/11	10,000,000	11,594,000
State GO VRDN:
1.25%, 11/1/14	4,995,000	4,995,000
1.25%, 1/1/21	14,000,000	14,000,000
State Health & Educational Facilities Authority Revenue Bonds,
4.50%, 10/1/26 (Mandatory Put 4/1/06 at 100)	6,515,000	6,806,872

Michigan - 0.2%
Wayne County Community College GO Bonds, 4.50%, 7/1/04	4,000,000	4,068,040

Minnesota - 2.8%
HFA Revenue Bonds, 2.15%, 7/1/36	14,470,000	14,480,274
St. Paul Port Authority Revenue Bonds, 3.00%, 7/1/12
(Mandatory Put 7/29/04 at 100)	5,695,000	5,682,756
St. Paul Port Authority Revenue VRDN, 1.52%, 6/1/19	3,035,000	3,035,000
State GO Bonds, 4.00%, 8/1/04	19,605,000	19,942,598
State Higher Education Facilities Authority Revenue VRDN,
1.15%, 4/1/27	3,865,000	3,865,000

Mississippi - 0.8%
State Development Bank Special GO VRDN:
1.33%, 6/1/20	2,815,000	2,815,000
1.33%, 10/1/20	5,390,000	5,390,000
1.33%, 12/1/23	5,000,000	5,000,000

Missouri - 1.1%
St. Louis IDA Revenue VRDN, 1.58%, 1/1/21	9,300,000	9,300,000
St. Louis Municipal Finance Corp. Leasehold Revenue Bonds,
4.00%, 7/15/06	8,540,000	9,015,507
State Development Finance Board Revenue VRDN, 1.50%, 9/1/08	100,000	100,000
New Hampshire - 0.5%
State Health & Education Facilities Authority Revenue Anticipation
Notes, 4.75%, 4/30/04	$7,900,000	$7,937,209

New Jersey - 0.6%
State Economic Development Authority Revenue Bonds,
5.875%, 7/1/11	8,990,000	9,385,560

New Mexico - 0.4%
State GO Bonds:
5.00%, 3/1/04	3,450,000	3,472,529
5.00%, 9/1/04	3,000,000	3,078,270

New York - 4.8%
New York City GO Bonds:
5.75%, 2/1/04	5,250,000	5,269,792
5.50%, 2/15/04	3,000,000	3,015,938
6.00%, 3/15/04	2,000,000	2,019,620
5.00%, 8/1/04	4,000,000	4,088,720
5.50%, 8/1/04	5,060,000	5,186,905
5.00%, 11/1/04	3,000,000	3,094,770
5.00%, 8/1/05	9,400,000	9,884,382
5.45%, 8/1/05	10,000,000	10,585,300
New York City GO VRDN, 1.26%, 8/1/16	1,000,000	1,000,000
New York City Municipal Water & Sewer Systems Finance Authority
Revenue VRDN:
1.30%, 6/15/33	1,900,000	1,900,000
1.17%, 6/15/35	8,000,000	8,000,000
New York City Transitional Finance Authority Revenue Bonds:
2.00%, 2/1/04	3,000,000	3,002,476
1.27%, 2/1/16	2,020,000	2,020,000
New York City Transitional Finance Authority Revenue VRDN,
1.27%, 2/1/29	4,495,000	4,495,000
State Urban Development Corp. Correctional & Youth Facility
Services Revenue Bonds:
5.00%, 1/1/05	500,000	518,830
5.00%, 1/1/06	5,000,000	5,326,150
5.25%, 1/1/21	4,000,000	4,406,800
Triborough Bridge & Tunnel Authority Revenue Bonds,
5.125%, 1/1/22, (Prerefunded 1/1/12 at 100)	5,000,000	5,674,600

North Carolina - 0.2%
State Capital & Educational Facilities Finance Agency Revenue VRDN,
1.15%, 12/1/31	2,985,000	2,985,000

North Dakota - 0.3%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds,
5.35%, 11/1/19	4,535,000	4,489,242

Ohio - 0.6%
State Higher Educational Facility Revenue VRDN:
1.40%, 9/1/26	$1,060,000	$1,060,000
1.35%, 12/1/33	8,375,000	8,375,000

Oklahoma - 1.5%
State Housing Development Authority Revenue Bonds,
5.30%, 11/1/05	5,625,000	5,937,806
Tulsa MFH Revenue Notes:
6.25%, 2/1/04 (s)	6,450,000	5,676,000
6.25%, 3/1/04 (t)	14,200,000	14,197,444

Oregon - 0.5%
State Tax Anticipation Notes, 2.25%, 11/15/04	8,000,000	8,081,920

Pennsylvania - 1.8%
Allegheny County IDA Revenue Bonds, 1.875%, 5/1/31
(Mandatory Put 5/1/05 at 100)	6,000,000	6,029,880
Erie Higher Educational Building Authority Revenue Bonds,
3.25%, 11/1/23 (Mandatory Put 11/1/06 at 100)	5,475,000	5,617,350
State Higher Educational Facilities Authority Revenue Bonds:
1.70%, 11/1/29 (Mandatory Put 11/1/05 at 100)	14,300,000	14,359,917
4.00%, 11/1/32	3,500,000	3,657,150

Puerto Rico - 3.6%
Commonwealth Electric Power Authority GO Bonds, 6.375%, 7/1/24	2,000,000	2,093,180
Commonwealth Electric Power Authority GO VRDN, 1.12%, 7/1/22	6,200,000	6,200,000
Commonwealth GO Bonds:
5.00%, 7/1/18	14,625,000	15,857,302
Adjustable 0.95%, 7/1/27 (Mandatory Put 5/26/04 at100) (r)	7,500,000	7,495,875
Commonwealth Housing Finance Corp. Revenue VRDN,
1.35%, 2/7/10	6,000,000	6,000,000
Commonwealth Tax & Revenue Anticipation Notes, 2.00%, 7/30/04	15,000,000	15,076,950
Commonwealth TICs/TOCs Public Improvement VRDN,
1.20%, 7/1/19	6,800,000	6,800,000

Rhode Island - 0.9%
State Health & Educational Building Corp. Revenue VRDN,
1.33%, 12/1/29	4,425,000	4,425,000
State Housing & Mortgage Financing Corp. Revenue Bonds,
3.375%, 11/1/05	10,000,000	10,268,500

South Carolina - 2.2%
Dorchester County IDA Revenue VRDN, 1.404%, 10/1/24	5,100,000	5,100,000
Greenwood County Hospital Revenue VRDN, 1.25%, 10/1/23	4,500,000	4,500,000
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	6,750,000	6,714,157
State Jobs-Economic Development Authority Health Revenue VRDN,
1.40%, 7/1/12	3,400,000	3,400,000
State MFH Revenue Notes, 6.25%, 3/1/04	16,300,000	16,289,405

Tennessee - 2.0%
Sevier County Public Building Authority Revenue VRDN:
1.26%, 6/1/10	$2,120,000	$2,120,000
1.26%, 6/1/17	3,650,000	3,650,000
1.26%, 6/1/18	5,130,000	5,130,000
1.26%, 6/1/19	3,700,000	3,700,000
1.26%, 6/1/20	220,000	220,000
1.34%, 6/1/20	625,000	625,000
1.26%, 6/1/21	1,500,000	1,500,000
1.34%, 6/1/25	5,240,000	5,240,000
1.26%, 6/1/30	1,390,000	1,390,000
Shelby County Health Educational & Housing Facilities Board
Revenue VRDN:
1.16%, 5/1/13	7,000,000	7,000,000
1.28%, 5/1/16	2,000,000	2,000,000

Texas - 7.9%
Dallas GO Bonds:
3.25%, 2/15/05	14,870,000	15,218,701
4.00%, 2/15/06	5,700,000	5,984,259
4.00%, 2/15/07	4,515,000	4,793,259
Dallas Waterworks & Sewer System Revenue Bonds, 4.00%, 10/1/04	5,500,000	5,620,395
El Paso County Housing Finance Corp. MFH Revenue Bonds,
6.25%, 8/1/32	10,000,000	9,991,900
Red River Educational Finance Revenue Bonds, 3.40%, 12/1/31	2,500,000	2,548,550
State Tax & Revenue Anticipation Notes, 2.00%, 8/31/04	47,000,000	47,292,810
Tarrant County Health Facilities Development Authority Corp.
Revenue Bonds, 6.25%, 4/1/32	12,935,000	12,933,448
Tarrant County Housing Finance Corp. Revenue Bonds:
6.25%, 3/1/04	20,550,000	20,541,728
6.25%, 6/1/04	6,000,000	5,991,120

Utah - 0.5%
Municipal Securities Trust Certificates Revenue VRDN,
1.35%, 5/6/13 (r)	6,980,000	6,980,000
Tooele City Industrial Development Revenue VRDN,
1.40%, 10/1/22	1,175,000	1,175,000

Vermont - 6.2%
State Education & Health Buildings Financing Agency Revenue VRDN:
1.32%, 4/1/15	2,000,000	2,000,000
1.50%, 11/1/21	4,220,000	4,220,000
1.25%, 10/1/30	4,285,000	4,285,000
1.27%, 4/1/32	7,800,000	7,800,000
1.35%, 1/1/33	515,000	515,000
1.27%, 7/1/33	2,000,000	2,000,000
State Revenue Anticipation Notes, 1.18%, 3/5/04	48,000,000	47,989,920
State Student Assistance Corp. Education Loan Revenue Bonds:
1.25%, 6/15/04	3,450,000	3,450,000
1.50%, 12/15/04	30,400,000	30,400,000

Virginia - 2.7%
Chesapeake IDA Revenue Bonds, 5.25%, 2/1/08	$3,000,000	$3,122,940
Henrico County Economic Development Authority Revenue Bonds,
5.75%, 11/15/30	7,000,000	7,283,850
Louisa IDA Solid Waste Disposal Revenue Bonds:
1.85%, 4/1/22	2,200,000	2,203,740
1.85%, 9/1/30	7,800,000	7,813,260
3.40%, 3/1/31	13,000,000	13,042,640
Portsmouth IDA Revenue VRDN, 1.10%, 11/1/27	1,990,000	1,990,000
State Housing Development Authority Revenue Bonds:
3.375%, 7/1/04	2,885,000	2,906,580
3.75%, 1/1/05	6,160,000	6,264,350
Suffolk IDA Revenue VRDN, 1.25%, 10/1/31	1,000,000	1,000,000

Washington - 1.1%
Portland GO Bonds:
5.00%, 9/1/04	2,000,000	2,049,700
5.25%, 9/1/05	1,485,000	1,572,570
Snohomish County School District GO Bonds:
5.00%, 6/1/04	1,380,000	1,402,301
5.00%, 6/1/05	2,310,000	2,428,226
State GO Bonds, 4.50%, 1/1/04	7,070,000	7,070,000
State Public Power Supply System Revenue Bonds:
4.80%, 7/1/04	2,175,000	2,214,803
5.50%, 7/1/04	2,000,000	2,043,560

West Virginia - 1.9%
Commercial Economic Development Authority Revenue Bonds,
8.00%, 4/1/25	23,000,000	21,697,050
Weirton Municipal Hospital Building Revenue VRDN,
1.25%, 12/1/31	9,400,000	9,400,000

Wisconsin - 1.2%
State GO Bonds:
7.75%, 11/1/04	5,000,000	5,273,100
3.00%, 5/1/05	7,930,000	8,109,694
State Health & Educational Facilities Authority Revenue VRDN:
1.32%, 12/1/15	1,000,000	1,000,000
1.15%, 11/1/23	6,000,000	6,000,000

Wyoming - 1.9%
Gillette Pollution Control Revenue VRDN, 2.25, 1/1/18	31,200,000	31,200,000

Other - 3.4%
ABN AMRO MuniTops Certificate Trust VRDN:
1.21%, 4/5/06	$8,000,000	$8,000,000
1.16%, 8/1/24	1,200,000	1,200,000
Charter Mac Equity Issuer Trust MFH Revenue Bonds,
3.25%, 3/15/07	15,000,000	15,046,650
Class B Certificate Trust Revenue VRDN, 1.56%, 7/1/41	5,000,000	5,000,000
Koch Floating Rate Trust Revenue VRDN, 1.48%, 5/3/04	1,496,844	1,496,844
Munimae Trusts:
4.60%, 1/13/11	7,045,000	7,368,295
4.60%, 12/16/16	7,805,000	8,165,357
Roaring Fork Single Family Mortgage Program VRDN:
1.38%, 7/1/32	7,000,000	7,000,000
1.25%, 12/1/33	2,875,000	2,875,000

TOTAL INVESTMENTS (Cost $1,647,596,534) - 99.6%		1,652,588,426
Other assets and liabilities, net - 0.4%		6,767,798
Net Assets - 100%		$1,659,356,224

Net Assets Consist Of:
Paid in capital applicable to 154,498,612 shares of beneficial interest,
unlimited number of no par shares authorized:		$1,654,196,727
Undistributed net investment income		167,605
Net unrealized appreciation (depreciation) on investments		4,991,892

Net Assets		$1,659,356,224

Net Asset Value Per Share		$10.74

(r)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(s)        Principal and interest payments have been deferred until August 1, 2004.

(t)         Principal and interest payments have been deferred until March 1, 2004.

See notes to financial statements.

Long-Term Portfolio

Statement of Net Assets

December 31, 2003

		Principal
Municipal Obligations - 100.2%		Amount	Value
Alaska - 2.8%
State International Airports Revenue Bonds, 5.125%, 10/1/12		$1,885,000	$2,035,819

Arizona - 7.3%
Phoenix Civic Improvement Corp. Revenue Bonds, 5.75%, 7/1/14		2,190,000	2,462,195
University of Arizona COPs, 5.50%, 6/1/15		2,470,000	2,790,853

Arkansas - 3.2%
Washington County Springdale School District GO Bonds:
5.00%, 2/1/26		1,000,000	1,018,360
5.00%, 2/1/27		1,270,000	1,293,266

California - 17.4%
City of Corona COPs, 5.00%, 9/1/15		1,000,000	1,099,670
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement Asset-Backed Bonds, 5.50%, 6/1/18		1,525,000	1,583,011
Los Angeles Regional Airports Improvement Corp., Lease Revenue
VRDN, 1.19%, 12/1/25		500,000	500,000
Modesto Irrigation District COPs, 5.00%, 7/1/31		1,000,000	1,020,480
Natomas Unified School District GO Bonds, 5.00%, 9/1/23		1,035,000	1,080,095
Sacramento County Public Financing Tax Allocation Revenue Bonds,
5.50%, 12/1/20		1,550,000	1,569,763
San Jose MFH Revenue Bonds, 5.10%, 12/1/32		1,345,000	1,362,243
State Public Works Board Lease Revenue Bonds:
5.25%, 12/1/16		1,395,000	1,535,644
5.50%, 6/1/20		1,575,000	1,649,718
Vacaville Unified School District GO Bonds, 5.25%, 8/1/28		1,000,000	1,055,430

Colorado - 2.8%
City of Lakewood, Plaza Metropolitan District Number 1
Revenue Bonds, 8.00%, 12/1/25		2,000,000	2,016,140

Florida - 11.5%
Dade County GO Bonds, 7.75%, 10/1/18		2,000,000	2,778,640
Dade County IDA Revenue Bonds, 8.00%, 6/1/22		1,380,000	1,408,580
Highlands County Health Facilities Authority Hospital Revenue Bonds,
5.25%, 11/15/28		1,520,000	1,517,811
Port St. Lucie Special Tax Assessment Revenue Bonds:
4.25%, 7/1/18		1,000,000	1,005,440
4.625%, 7/1/23		1,490,000	1,497,405
Illinois - 6.5%
Metropolitan Pier & Exposition Authority Dedicated State Tax
Revenue Bonds, 5.75%, 6/15/41		500,000	548,455
O'Hare International Airport Revenue Bonds, 5.50%, 1/1/15		1,600,000	1,748,176
Schaumburg Park District GO Bonds, 5.50%, 12/1/15		1,000,000	1,131,310
Student Assistance Community Student Loan Revenue Bonds,
5.10%, 9/1/08		$1,135,000	$1,228,717

Louisiana - 1.7%
Local Government Environmental Facilities Revenue Bonds,
6.30%, 7/1/30		1,000,000	1,217,740

Maryland - 4.8%
Cambridge Economic Development Revenue Bonds, 8.50%, 4/1/14		2,100,000	2,149,434
Cecil County Health Department COPs, 7.875%, 7/1/14		970,000	981,339
State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19	(f)	500,000	274,980

Massachusetts - 1.4%
State Development Finance Agency Revenue Bonds, 5.00%, 10/1/33		1,000,000	1,031,310

Michigan - 5.2%
City of Detroit Sewer Disposal Revenue Bonds, 5.00%, 7/1/28		1,430,000	1,469,740
Wayne Charter County Airport Refunding Bonds, 5.50%, 12/1/15		2,000,000	2,213,580

Mississippi - 1.6%
State Development Bank SO Revenue Bonds, 5.00%, 6/1/17		1,045,000	1,129,697

New York - 1.7%
State Thruway Authority Service Contract Revenue Bonds,
5.50%, 4/1/14		1,100,000	1,238,765

North Carolina - 1.5%
Eastern Municipal Power Agency Revenue Bonds, 4.50%, 1/1/24		1,040,000	1,063,826

Pennsylvania - 5.6%
Allegheny County Airport Authority Revenue Refunding Bonds,
6.00%, 1/1/13		2,500,000	2,777,025
Lancaster County Sewer Authority Revenue Bonds, 5.00%, 4/1/28		1,200,000	1,237,908

Rhode Island - 0.9%
Port Authority & Economic Development Corp. Airport
Revenue Bonds, 7.00%, 7/1/14		500,000	612,385

South Carolina - 1.6%
Charleston County Resource Recovery Revenue Bonds, 5.10%, 1/1/08		1,025,000	1,123,390

Texas - 8.3%
Brownsville GO Bonds, 5.50%, 2/15/18		1,000,000	1,109,160
Edcouch Elsa Independent School District GO Bonds,
5.50%, 2/15/30		250,000	270,402
Lower Colorado River Authority Revenue Bonds, 5.875%, 5/15/15		1,000,000	1,147,900
North Forest Independent School District GO Bonds,
6.25%, 8/15/16		1,045,000	1,123,532
Tarrant County Health Facilities Development Corp. Revenue Bonds,
5.75%, 2/15/15		2,000,000	2,317,500
Utah - 2.4%
State Building Ownership Authority Lease Revenue Bonds,
5.00%, 5/15/20		$1,620,000	$1,703,430

Virgin Island - 1.6%
Public Finance Authority Revenue Bonds, 6.375%, 10/1/19		1,000,000	1,111,110

Virginia - 2.6%
Chesterfield County IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17		1,700,000	1,842,579

West Virginia - 3.6%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25		1,000,000	943,350
State Water Development Authority Infrastructure Revenue Bonds,
5.00%, 10/1/28		1,560,000	1,604,741

Wisconsin - 4.2%
Middleton-Cross Plains Area School District GO Bonds,
5.25%, 4/1/18		1,655,000	1,802,643
Monroe School District GO Bonds, 5.25%, 4/1/16		1,115,000	1,228,395

TOTAL INVESTMENTS (Cost $68,940,540) - 100.2%			71,663,082
Other assets and liabilities, net - (0.2)%			(115,491)
Net Assets - 100%			$71,547,591

NET ASSETS CONSIST OF:
Paid in capital applicable to 4,225,934 Class A shares of
beneficial interest, unlimited number of no par value
shares authorized:			$68,816,931
Undistributed net investment income			13,008
Accumulated net realized gain (loss) on investments			(4,890)
Net unrealized appreciation (depreciation) on investments			2,722,542

Net Assets			$71,547,591

Net Asset Value Per Share			$16.93

(f)         Interest payments have been deferred until July 1, 2004.

Explanation of Guarantees:

BPA: Bond-Purchase Agreement            LOC: Letter of Credit

CA: Collateral Agreement           SWAP: Swap Agreement

C/LOC: Collateralized LOC

Abbreviations:
COPs: Certificates of Participation	IDA: Industrial Development Authority
FGIC: Federal Guaranty Insurance Company	LO: Limited Obligation
FHLB: Federal Home Loan Bank	MBIA: Municipal Bond Insurance Association
FHLMC: Federal Home Loan Mortgage Corp.	MFH: Multi-Family Housing
FNMA: Federal National Mortgage Association	SO: Special Obligation
FSA: Financial Security Advisor	VRDN: Variable Rate Demand Notes
GO: General Obligation

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2003

	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$13,684,866	$38,282,923	$4,015,170

Expenses:
Investment advisory fee	2,512,142	7,763,085	501,255
Transfer agency fees and expenses	1,246,490	674,890	40,472
Distribution Plan expenses:
Class A	--	--	75,188
Class T	6	--	--
Trustees' fees and expenses	66,523	101,367	5,286
Administrative fees:
Class O	2,684,100	--	--
Class A	--	60,791	3,239
Class T	7	--	--
Institutional Class	71,205	--	--
Accounting fees	78,357	36,765	20,220
Custodian fees	68,169	89,382	20,907
Insurance	287,832	21,999	724
Registration fees	40,103	39,703	18,261
Reports to shareholders	209,921	85,855	11,361
Professional fees	19,595	22,900	16,135
Miscellaneous	117,574	15,338	1,677
Total expenses	7,402,024	8,912,075	714,725
Reimbursement from Advisor:
Class T	(70)	--	--
Fees waived:
Class A	--	--	(3,239)
Fees paid indirectly	(12,146)	(32,870)	(3,810)
Net expenses	7,389,808	8,879,205	707,676

Net Investment Income	6,295,058	29,403,718	3,307,494

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on investments	(40,158)	448,468	927,657
Change in unrealized appreciation (depreciation)	--	(807,736)	(579,428)

Net Realized and Unrealized
Gain (Loss) on Investments	(40,158)	(359,268)	348,229

Increase (Decrease) in Net Assets
Resulting from Operations	$6,254,900	$29,044,450	$3,655,723

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$6,295,058	$12,885,506
Net realized gain (loss)	(40,158)	(74,575)

Increase (Decrease) in Net Assets
Resulting from Operations	6,254,900	12,810,931

Distributions to shareholders from:
Net investment income:
Class O shares	(5,114,288)	(10,533,713)
Institutional Class shares	(1,221,933)	(2,053,152)
Class T shares	(6)	(207,902)
Total distributions	(6,336,227)	(12,794,767)

Capital share transactions:
Shares sold:
Class O shares	774,611,497	1,081,553,359
Institutional Class shares	1,188,045,395	1,442,858,631
Class T shares	27,376	26,355,132
Shares issued from merger:
Class O	246,376,295	--
Reinvestment of distributions:
Class O shares	5,062,726	10,403,800
Institutional Class shares	467,449	870,911
Class T shares	5	209,239
Shares redeemed:
Class O shares	(944,432,245)	(1,260,454,908)
Institutional Class shares	(1,264,802,071)	(1,428,652,309)
Class T shares	(34,022)	(75,372,410)
Total capital share transactions	5,322,405	(202,228,555)

Total Increase (Decrease) in Net Assets	5,241,078	(202,212,391)

Net Assets
Beginning of year	1,259,274,038	1,461,486,429
End of year (including undistributed net investment
income of $45,913 and $89,225, respectively)	$1,264,515,116	$1,259,274,038

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2003	2002
Shares sold:
Class O shares	774,611,497	1,081,553,359
Institutional Class shares	1,188,045,396	1,442,858,631
Class T shares	27,376	26,355,132
Shares issued from merger:
Class O shares	246,393,863	--
Reinvestment of distributions:
Class O shares	5,062,726	10,403,800
Institutional Class shares	467,449	870,911
Class T shares	5	209,239
Shares redeemed:
Class O shares	(944,432,245)	(1,260,454,908)
Institutional Class shares	(1,264,802,071)	(1,428,652,309)
Class T shares	(34,022)	(75,372,410)
Total capital share activity	5,339,974	(202,228,555)

See notes to financial statements.

Limited-Term Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$29,403,718	$27,753,731
Net realized gain (loss)	448,468	232,582
Change in unrealized appreciation or (depreciation)	(807,736)	5,299,390

Increase (Decrease) in Net Assets
Resulting from Operations	29,044,450	33,285,703

Distributions to shareholders from:
Net investment income	(29,220,951)	(27,749,776)
Net realized gain	(552,671)	(98,078)
Total distributions	(29,773,622)	(27,847,854)

Capital share transactions:
Shares sold	1,080,141,123	1,138,678,726
Reinvestment of distributions:	20,798,417	20,080,185
Shares redeemed	(789,288,136)	(486,241,447)
Total capital share transactions	311,651,404	672,517,464

Total Increase (Decrease) in Net Assets	310,922,232	677,955,313

Net Assets
Beginning of year	1,348,433,992	670,478,679
End of year (including undistributed net investment
income of $167,605 and $89,041, respectively)	$1,659,356,224	$1,348,433,992

Capital Share Activity
Shares sold	100,409,307	106,275,323
Reinvestment of distributions	1,935,206	1,875,668
Shares redeemed	(73,386,682)	(45,355,752)
Total capital share activity	28,957,831	62,795,239

See notes to financial statements.

Long-Term Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$3,307,494	$2,897,458
Net realized gain (loss)	927,657	657,316
Change in unrealized appreciation or (depreciation)	(579,428)	3,402,319

Increase (Decrease) in Net Assets
Resulting from Operations	3,655,723	6,957,093

Distributions to shareholders from:
Net investment income	(3,301,188)	(2,950,384)
Net realized gain	(872,412)	(721,969)
Total distributions	(4,173,600)	(3,672,353)

Capital share transactions:
Shares sold	35,973,986	25,665,676
Reinvestment of distributions	3,432,510	3,082,673
Shares redeemed	(41,572,012)	(21,130,911)
Total capital share transactions	(2,165,516)	7,617,438

Total Increase (Decrease) in Net Assets	(2,683,393)	10,902,178

Net Assets
Beginning of year	74,230,984	63,328,806
End of year (including undistributed net investment income
of $13,008 and $12,744, respectively)	$71,547,591	$74,230,984

Capital Share Activity
Shares sold	2,089,383	1,528,578
Reinvestment of distributions	202,227	184,620
Shares redeemed	(2,424,844)	(1,262,239)
Total capital share activity	(133,234)	450,959

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. Class T shares ceased operations on May 23, 2003 and were sold to investors with brokerage accounts at The Advisors Group, Inc. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On December 19, 2003, the net assets of Calvert Tax-Free Reserves California Money Market Portfolio (California Money Market) merged into the Calvert Tax-Free Reserves Money Market Portfolio (Money Market). The merger was accomplished by a tax-free exchange of 246,393,863 shares of Money Market for 246,393,863 shares of California Money Market outstanding on December 19, 2003. The California Money Market's net assets as of December 19, 2003, including $20,412 of accumulated net realized loss were combined with those of Money Market.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Other securities for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

	First	Next	Over
	500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under the terms of the agreement $410,777, $817,900 and $54,103 was payable at year end for Money Market, Limited-Term and Long-Term, respectively.

The Advisors Group, Inc. ("TAG"), also a wholly-owned subsidiary of Ameritas Acacia, is a broker-dealer. TAG offered Class T shares as a sweep account for its brokerage customers.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee.  Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement $236,398 and $5,677 was payable at year end for Money Market and Limited-Term, respectively. Long-Term had a receivable due from the Advisor of $141 at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. Under the terms of the agreement $6,512 was payable at year end for Long-Term.

The Distributor received $109,967 and $30,664 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2003.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $711,434, $69,661, and $4,337 for the year ended December 31, 2003 for Money Market, Limited-Term and Long-Term, respectively. Under the terms of the agreement $80,548, $5,833 and $357 was payable at year end for Money Market, Limited-Term and Long-Term, respectively. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$401,513,681	$171,627,379
Sales	228,459,879	171,807,505

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2003 and the net capital loss carryforwards with expiration dates as of December 31, 2003.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$1,248,505,948	$1,647,594,194	$68,942,283
Unrealized appreciation	--	7,347,363	3,006,306
Unrealized (depreciation)	--	(2,353,131)	(285,506)
Net appreciation	--	$4,994,232	$2,720,800

Capital Loss Carryforwards
Expiration Date	Money Market
31-Dec-07	$8,223
31-Dec-09	12,189
31-Dec-10	73,061
31-Dec-11	38,015
$131,488

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows:

Money Market
	2003	2002
Distributions paid from:
Tax-exempt income	$6,335,381	$12,792,741
Ordinary income	846	2,026
Long-term capital gain	--	--
Total	$6,336,227	$12,794,767

Limited-Term
	2003	2002
Distributions paid from:
Tax-exempt income	$29,323,901	$27,684,351
Ordinary income	447,570	143,393
Long-term capital gain	2,151	20,110
Total	$29,773,622	$27,847,854

Long-Term
	2003	2002
Distributions paid from:
Tax-exempt income	$3,293,703	$2,945,740
Ordinary income	10,020	267,857
Long-term capital gain	869,877	458,756
Total	$4,173,600	$3,672,353

As of December 31, 2003, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

	Money Market	Limited-Term	Long-Term
Undistributed tax-exempt income	$45,913	$165,265	$9,860
Capital loss carryforward	(131,488)	--	--
Unrealized appreciation (depreciation)	--	4,994,232	2,720,800
Total	($85,575)	$5,159,497	$2,730,660

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of market discount for federal tax purposes, the redesignation of dividends, and the tax treatment of the merger between Money Market Portfolio and Calvert Tax-Free Reserves California Money Market Portfolio.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts and wash sales.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2003, purchases and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$352,723,691	$518,975,800	$29,100,000
Sales	556,695,800	305,328,691	30,640,000
Net Realized Losses	(4,200)	(82)	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$702,247	1.70%	$7,450,153	May 2003
Limited-Term	304,125	1.68%	11,243,571	September 2003
Long-Term	83,821	1.67%	3,313,914	December 2003

Note E -- Subsequent Event

Effective February 1, 2004, the Portfolios will impose a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (not applicable for Money Market and within 5 days for Limited-Term). The redemption fee is paid to the Portfolio, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Tax Information (Unaudited)

Money Market Portfolio designates $6,335,381 as exempt-interest dividends paid during the fiscal year ended December 31, 2003.

Limited-Term Portfolio designates $989 as 15%-rate capital gain dividends paid and $1,162 as 20%-rate capital gain dividends paid during fiscal year ended December 31, 2003. The Portfolio also designates $29,323,901 as exempt-interest dividends paid during the fiscal year ended December 31, 2003.

Long-Term Portfolio designates $869,887 as 15%-rate capital gain dividends paid during fiscal year ended December 31, 2003. The Portfolio also designates $3,293,703 as exempt-interest dividends paid during the fiscal year ended December 31, 2003.

Money Market Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
Class O Shares		2003	2002
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.005	.009
Distributions from
Net investment income		(.005)	(.009)
Net asset value, ending		$1.00	$1.00

Total return*		.50%	.89%
Ratios to average net assets:
Net investment income		.49%	.90%
Total expenses		.67%	.68%
Expenses before offsets		.67%	.68%
Net expenses		.67%	.67%
Net assets, ending (in thousands)		$1,167,378	$1,085,825

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.024	.039	.030
Distributions from
Net investment income	(.024)	(.039)	(.030)
Net realized gain	**	--	--
Total distributions	(.024)	(.039)	(.030)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.47%	3.95%	3.04%
Ratios to average net assets:
Net investment income	2.41%	3.87%	2.97%
Total expenses	.63%	.65%	.65%
Expenses before offsets	.63%	.65%	.65%
Net expenses	.61%	.63%	.64%
Net assets, ending (in thousands)	$1,254,312	$1,253,987	$1,277,935

		Years Ended
		December 31,	December 31,
Institutional Class		2003	2002
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.008	.012
Distributions from
Net investment income		(.008)	(.012)
Net asset value, ending		$1.00	$1.00

Total return*		.83%	1.24%
Ratios to average net assets:
Net investment income		.85%	1.24%
Total expenses		.35%	.34%
Expenses before offsets		.35%	.34%
Net expenses		.35%	.34%
Net assets, ending (in thousands)		$97,137	$173,443

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.028	.042	.033
Distributions from
Net investment income	(.028)	(.042)	(.033)
Net realized gain	**	--	--
Total distributions	(.028)	(.042)	(.033)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.82%	4.30%	3.39%
Ratios to average net assets:
Net investment income	2.82%	4.26%	3.36%
Total expenses	.30%	.31%	.31%
Expenses before offsets	.30%	.31%	.31%
Net expenses	.28%	.29%	.29%
Net assets, ending (in thousands)	$158,362	$300,393	$237,544

		Periods Ended
	May 23,	December 31,	December 31,
Class T Shares	2003#(y)	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.007	.022
Net realized gain (loss)	.001	--	--
Total from investment operations	.001	.007	.022
Distributions from
Net investment income	(.001)	(.007)	(.022)
Net realized gain	--	--	**
Total distributions	(.001)	(.007)	(.022)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.10%	.66%	2.25%
Ratios to average net assets:
Net investment income	(.03%) (a)	.68%	2.21%
Total expenses	3.82% (a)	.90%	.85%
Expenses before offsets	1.05% (a)	.90%	.85%
Net expenses	1.05% (a)	.89%	.83%
Net assets, ending (in thousands)	$0	$7	$48,813

		Periods Ended
		December 31,	December 31,
Class T Shares		2000	1999(z)
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.037	.025
Distributions from
Net investment income		(.037)	(.025)
Net asset value, ending		$1.00	$1.00

Total return*		3.73%	2.50%
Ratios to average net assets:
Net investment income		3.67%	2.90%(a)
Total expenses		.86%	.85%(a)
Expenses before offsets		.86%	.85%(a)
Net expenses		.85%	.84%(a)
Net assets, ending (in thousands)		$42,313	$37,053

Limited-Term Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
Class A Shares		2003	2002
Net asset value, beginning		$10.74	$10.69
Income from investment operations
Net investment income		.20	.28
Net realized and unrealized gain (loss)		**	.05
Total from investment operations		.20	.33
Distributions from
Net investment income		(.20)	(.28)
Net realized gain		**	**
Total distributions		(.20)	(.28)
Total increase (decrease) in net asset value		.00	.05
Net asset value, ending		$10.74	$10.74

Total return*		1.91%	3.11%
Ratios to average net assets:
Net investment income		1.88%	2.57%
Total expenses		.57%	.62%
Expenses before offsets		.57%	.62%
Net expenses		.57%	.62%
Portfolio turnover		31%	47%
Net assets, ending (in thousands)		$1,659,356	$1,348,434

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$10.66	$10.64	$10.71
Income from investment operations
Net investment income	.44	.45	.37
Net realized and unrealized gain (loss)	.03	.02	(.07)
Total from investment operations	.47	.47	.30
Distributions from
Net investment income	(.44)	(.45)	(.37)
Total increase (decrease) in net asset value	.03	.02	(.07)
Net asset value, ending	$10.69	$10.66	$10.64

Total return*	4.46%	4.53%	2.86%
Ratios to average net assets:
Net investment income	4.09%	4.22%	3.47%
Total expenses	.70%	.72%	.71%
Expenses before offsets	.70%	.72%	.71%
Net expenses	.69%	.70%	.70%
Portfolio turnover	63%	82%	78%
Net assets, ending (in thousands)	$670,479	$463,465	$523,743

Long-Term Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
Class A Shares		2003	2002
Net asset value, beginning		$17.03	$16.20
Income from investment operations
Net investment income		.69	.70
Net realized and unrealized gain (loss)		.11	1.02
Total from investment operations		.80	1.72
Distributions from
Net investment income		(.69)	(.72)
Net realized gains		(.21)	(.17)
Total distributions		(.90)	(.89)
Total increase (decrease) in net asset value		(.10)	.83
Net asset value, ending		$16.93	$17.03

Total return*		4.77%	10.84%
Ratios to average net assets:
Net investment income		3.96%	4.22%
Total expenses		.86%	.87%
Expenses before offsets		.85%	.86%
Net expenses		.85%	.85%
Portfolio turnover		219%	113%
Net assets, ending (in thousands)		$71,548	$74,231

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$16.46	$15.30	$16.81
Income from investment operations
Net investment income	.73	.77	.70
Net realized and unrealized gain (loss)	(.13)	1.15	(1.44)
Total from investments	.60	1.92	(.74)
Distributions from
Net investment income	(.73)	(.76)	(.70)
Net realized gains	(.13)	--	(.07)
Total distributions	(.86)	(.76)	(.77)
Total increase (decrease) in net asset value	(.26)	1.16	(1.51)
Net asset value, ending	$16.20	$16.46	$15.30

Total return*	3.68%	12.93%	(4.52%)
Ratios to average net assets:
Net investment income	4.47%	4.89%	4.35%
Total expenses	.87%	.90%	.88%
Expenses before offsets	.87%	.90%	.88%
Net expenses	.85%	.85%	.84%
Portfolio turnover	85%	85%	80%
Net assets, ending (in thousands)	$63,329	$52,517	$51,146

*           Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

**          Amount was less than .001 per share.

(a)        Annualized.

(y)         Per share figures are calculated using the Average Share Method.

(z) From March 1, 1999 inception.

#          Class T ceased operations on May 23, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Thomas A. Dailey

Position: Vice President, Tax Exempt and Money Market Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Dailey is the senior member of the Tax Exempt and Money Market Division. He manages several of Calvert's money market portfolios and oversees the implementation of CAMCO's money market investment strategy. Mr. Dailey received a BS in Finance and Administration/Management from LaRoche College and has 10 years of experience in the financial services industry.

Trustee and officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	17
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	11
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	11
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	19	Ariel Funds Calvert Foundation Calvert Ventures, LLC

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	27	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation

DAVID R. ROCHAT

DOB: 10/07/37 (interested Trustee)	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	11	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	20	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO:

CALVERT SOCIALLY RESPONSIBLE FUNDS

PROSPECTUS

CSIF Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

CWVF International Equity Fund

Calvert New Vision Small Cap Fund

Prospectus dated: January 31, 2003 as revised June 30, 2003

Date of Supplement: December 19, 2003

CALVERT INCOME FUND AND SHORT DURATION INCOME FUND

PROSPECTUS

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003 as revised September 15, 2003

Date of Supplement: December 19, 2003

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: December 19, 2003

SUPPLEMENT TO PROSPECTUS

Calvert Tax-Free Reserves Limited-Term Portfolio

Calvert Tax-Free Reserves Long-Term Portfolio

Calvert National Municipal Intermediate Fund

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Calvert California Municipal Intermediate Fund

Date of Prospectus: April 30, 2003

Date of Supplement: December 19, 2003

(1)  Please note the following addition to each of the above-referenced Prospectuses:

Redemption Fee

Effective February 1, 2004, the Funds will impose a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for CTFR Limited-Term Portfolio and California Limited-Term Municipal Fund and all Class I shares).  The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not by shareholders already in the Fund.

________________________________________________________________________

(2)  Please note the following addition to Exhibit A in each of the above-referenced Prospectuses (except Class I), which relates to reduced sales charges:

Purchases Made with Redemption Proceeds from Another "Load" Mutual Fund

If you purchase shares of a Fund directly from Calvert, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of a Fund.  At the time the order for the purchase is placed, you must inform Calvert and provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

If you purchase shares of a Fund through a broker/dealer, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of a Fund and if the selling broker/dealer has an agreement with Calvert Distributors, Inc. to that effect.  Your broker must inform Calvert at the time the order for the purchase is placed, or within 30 days thereafter, and must be able to provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

SUPPLEMENT TO PROSPECTUS

Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio

Calvert Tax-Free Reserves (CTFR) Long-Term Portfolio

Calvert National Municipal Intermediate Fund

Calvert California Municipal Intermediate Fund

Date of Prospectuses: April 30, 2003

Date of Supplement: October 30, 2003

Please replace the second paragraph under "Calvert and the Portfolio Management Team/About Calvert" with the following:

Calvert uses a team approach to its management of the Portfolios.  Tom Dailey and Gary Miller serve on the management team for the CTFR Limited-Term Portfolio and are joined by Daniel Hayes in serving on the management teams for the CTFR Long-Term Portfolio, the National Municipal Intermediate Fund and the California Municipal Intermediate Fund. Mr. Dailey has over 10 years of experience as a trader and portfolio manager and has been with Calvert since 1989.  He heads the Municipal, Tax-Exempt and Money Market Division of Calvert's Fixed-Income Department.  Mr. Miller has over 11 years of experience as a research analyst, trader, and portfolio manager.  Mr. Hayes serves as head of the Credit Research Division and has been a portfolio manager for Calvert since 1984.  He is a Senior Vice President of Calvert and is an officer of each of the other investment companies in the Calvert Family of Funds.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert Group

c/o BFDS,

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Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

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Suite 1000 North

Bethesda, Maryland 20814

Calvert's

Family of Funds

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CTFR Money Market Portfolio

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Balanced Fund

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CTFR Vermont Municipal Portfolio

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Taxable Bond Funds

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Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

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CWV International Equity Fund

New Vision Small Cap Fund


Calvert

Investments that make a difference (registered trademark)

E-Delivery Sign-up -- details inside

December 31, 2003

Annual Report

Calvert Tax-Free Reserves

Vermont Municipal

Portfolio

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter

2

Portfolio Manager Remarks

3

Independent Auditors' Report

6

Statement of Net Assets

7

Statement of Operations

9

Statements of Changes in Net Assets

10

Notes to Financial Statements

11

Financial Highlights

15

Explanation of Financial Tables

16

Trustee and Officer Information Table

18

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Dear Shareholders:

This past year was unprecedented for the mutual fund industry. Despite the investigations of several mutual fund companies and the examination of corporate business practices, the financial markets and U.S. economy came to a strong close in 2003. Events of the past year have reinforced Calvert's commitment to high standards of corporate responsibility for our investment products.

Looking ahead in 2004, we feel investor confidence is well placed, as prospects for economic growth, evidenced by stronger corporate earnings, job growth, and expanded business operations, appear brighter. Over the last year, the bond indices were up, money market returns were modestly positive, and municipal bond funds continued to provide attractive after-tax yields.

While the Federal Reserve's accommodative stance is a positive backdrop for fixed-income investors, the record budget deficit and the ever-present specter of rising interest rates presents a measure of market uncertainty.

We believe this past year's broad-based market turnaround illustrates once again the value of diversification and a long-term approach to investing. We continue to advise our shareholders to routinely review their portfolios with their financial advisors in light of their risk tolerance, market conditions, and specific financial goals. At Calvert, we believe the key to successful investing is not in trying to predict interest rate movements or asset class returns, but in disciplined, regular saving, diversifying adequately, and maintaining an appropriate long-term strategy.

Thank you for your continued business. Calvert will continue to work diligently to earn and retain your confidence. We look forward to working with you in the year ahead.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

January 2004

Portfolio Managers

Thomas A. Dailey**

**(see p. 23)

Dave Rochat

Emmett Long

Fund Information

asset allocation

Vermont long-term

tax-exempt bonds

NASDAQ symbol

CGVTX

CUSIP number

131620-70-0

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Performance

The Portfolio returned 4.42% compared to 5.31% for the Lehman Municipal Bond Index for December 31, 2003. The Portfolio compares favorably when measured against the Lipper Other States Municipal Debt Fund Average, at 4.12%, our benchmark for similar funds. Among Vermont municipal funds, the Portfolio finished first, outperforming its closest rival by 1.69%, according to Lipper.

Investment Climate

Despite war and other worries, the U.S. economy was poised to grow faster than expected at the end of 2003. Economic growth in 2004 should be stronger than the half-century average of 3.3% but still lagging for this early stage of economic recovery. Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, consumer spending abated, but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag led the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate  now sits at 1%, a level not consistently seen since the mid-1950s.

Portfolio Strategy

Through the period

We managed the Portfolio as a hybrid intermediate/long-term portfolio, purchasing bonds all along the yield curve. This management style results in a portfolio duration that is slightly shorter than that of other long bond funds. This enables the Portfolio to perform at or above the averages in both up and down markets without significant shifts in our holdings.

Comparative Investment Performance (Total Return)

(as of 12.31.03)

	CTFR	Lipper Other States	Lehman
	Vermont Municipal	Municipal Debt	Municipal Bond
	Portfolio	Funds Average	Index TR
6 month	0.98%	1.10%	1.45%
1 year	4.42%	4.12%	5.31%
5 year*	4.52%	4.41%	5.83%
10 year*	4.99%	4.75%	6.03%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Throughout 2003 we were able to obtain several new Vermont issues and successfully supplemented the holding with debt from Puerto Rico, Guam, and the Virgin Islands, which are tax-exempt in Vermont. These moves, albeit modest, afforded us latitude to slightly restructure the Portfolio to achieve our duration target and attain greater issuer diversity within the Portfolio.

Going forward

Looking ahead into 2004, we should continue to see new issues from the State of Vermont and the Vermont Municipal Bond Bank. We are also likely to see some of the infrequent borrowers within the state bring new issues to market as strained budgets could require more debt to fund operations or capital projects.

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in slower price growth and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the

Growth of a hypothetical $10,000 investment

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Portfolio

statistics

monthly

dividend yield

12.31.03         2.86%

12.31.02         3.58%

30 day SEC yield

12.31.03         3.14%

12.31.02         3.40%

weighted

average maturity

12.31.03         14 years

12.31.02         14 years

effective duration

12.31.03         5.46 years

12.31.02         6.00 years

average annual
total return

as of 12.31.03
1 year	0.51%
5 year	3.73%
10 year	4.59%
inception	5.70%
(4.01.91)

record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates.

We believe municipal credit quality should improve as the economy grows. In this year of uncertainty in bonds, volatility is likely, and market interest rates may tend to rise. As a result, we recommend investors favor municipal bond investments with less interest-rate risk and maintain a diversified portfolio.

January 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2003, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Independent Auditors' Report

The Board of Trustees of Calvert Tax-Free Reserves and

Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying statement of net assets of Vermont Municipal Portfolio (the "Fund"), a series of Calvert Tax-Free Reserves, as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vermont Municipal Portfolio of Calvert Tax-Free Reserves as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 18, 2004

Statement of Net Assets

December 31, 2003

	Principal
Municipal Obligations - 98.6%	Amount	Value
Vermont - 82.9%
Burlington Airport Revenue Bonds, 3.625%, 7/1/13	$785,000	$762,227
Burlington Electric Revenue Bonds:
6.375%, 7/1/10	3,125,000	3,756,937
5.375%, 7/1/12	1,405,000	1,615,624
Educational & Health Buildings Financing Agency Revenue Bonds:
6.60%, 12/1/14	1,000,000	1,055,710
5.50%, 7/1/18	1,955,000	2,007,589
6.25%, 9/1/18	2,000,000	2,089,280
5.00%, 10/1/23	1,000,000	1,032,340
5.625%, 10/1/25	1,000,000	1,073,280
5.00%, 11/1/32	3,310,000	3,390,996
5.50%, 1/1/33	1,100,000	1,058,420
5.00%, 11/1/38	1,500,000	1,532,070
Educational & Health Buildings Financing Agency Revenue VRDNs:
1.32%, 4/1/15	1,000,000	1,000,000
1.50%, 11/1/21	1,250,000	1,250,000
1.27%, 4/1/32	1,200,000	1,200,000
1.35%, 1/1/33	1,430,000	1,430,000
Housing Finance Agency Single Family Revenue Bonds:
5.25%, 11/1/20	285,000	294,220
5.55%, 11/1/21	1,010,000	1,049,986
4.90%, 11/1/22	1,000,000	1,012,220
Municipal Bonds Bank Revenue Bonds:
5.50%, 12/1/18	1,060,000	1,188,981
5.00%, 12/1/19	2,000,000	2,140,340
5.50%, 12/1/19	1,500,000	1,676,385
Public Power Supply Authority Revenue Bonds, 5.25%, 7/1/13	2,180,000	2,487,969
Rutland County Solid Waste District Revenue Bonds:
6.45%, 11/1/04	110,000	114,361
6.50%, 11/1/05	105,000	113,393
6.55%, 11/1/06	100,000	111,280
6.60%, 11/1/07	100,000	114,052
6.70%, 11/1/08	100,000	116,380
6.75%, 11/1/09	100,000	118,083
6.80%, 11/1/10	100,000	118,640
6.80%, 11/1/11	100,000	119,309
6.85%, 11/1/12	100,000	120,843
State GO Bonds:
Zero Coupon, 8/1/08	400,000	352,824
5.00%, 1/15/11	3,000,000	3,293,850
4.625%, 8/1/17	2,485,000	2,602,217
University of Vermont & State Agriculture College Revenue Bonds:
5.125%, 10/1/27	1,000,000	1,038,640
4.75%, 10/1/38	1,400,000	1,400,700

Total Vermont (Cost $41,636,072)		43,839,146
Territories - 15.7%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$2,000,000	$2,248,900
Guam Government LO Highway & Transportation Authority
Revenue Bonds, 4.50%, 5/1/12	1,500,000	1,619,385
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,690,000	2,130,600
5.50%, 7/1/17	1,000,000	1,169,000
Virgin Islands Public Finance Authority Revenue Bonds,
5.25%, 10/1/15	1,000,000	1,136,390

Total Territories (Cost $7,934,552)		8,304,275

Total Investments (Cost $49,570,624) - 98.6%		52,143,421
Other assets and liabilities, net - 1.4%		744,194
Net Assets - 100%		$52,887,615

Net Assets Consist Of:
Paid-in capital applicable to 3,271,900 Class A shares of beneficial
interest, unlimited number of no par shares authorized:		$50,283,753
Undistributed net investment income		31,065
Net unrealized appreciation (depreciation) on investments		2,572,797

Net Assets		$52,887,615

Net Asset Value Per Share		$16.16

Abbreviations:

GO: General Obligation

LO: Limited Obligation

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Interest income	$2,352,312

Expenses:
Investment advisory fee	314,560
Transfer agency fees and expenses	34,930
Trustees' fees and expenses	3,193
Administrative fees	2,043
Accounting fees	12,126
Custodian fees	14,886
Registration fees	4,314
Reports to shareholders	13,938
Professional fees	15,264
Miscellaneous	2,592
Total expenses	417,846
Fees waived	(1,634)
Fees paid indirectly	(2,325)
Net expenses	413,887

Net Investment Income	1,938,425

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	495,203
Change in unrealized appreciation (depreciation)	(120,618)

Net Realized and Unrealized Gain
(Loss) on Investments	374,585

Increase (Decrease) in Net Assets
Resulting From Operations	$2,313,010

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$1,938,425	$2,150,636
Net realized gain	495,203	394,802
Change in unrealized appreciation or (depreciation)	(120,618)	2,169,520

Increase (Decrease) in Net Assets
Resulting From Operations	2,313,010	4,714,958

Distributions to shareholders from:
Net investment income	(1,930,446)	(2,168,257)
Net realized gain	(497,331)	(398,181)
Total distributions	(2,427,777)	(2,566,438)

Capital share transactions:
Shares sold	5,027,832	6,498,106
Reinvestment of distributions	1,539,733	1,504,837
Shares redeemed	(7,449,101)	(6,248,944)
Total capital share transactions	(881,536)	1,753,999

Total Increase (Decrease) in Net Assets	(996,303)	3,902,519

Net Assets
Beginning of year	53,883,918	49,981,399
End of year (including undistributed net investment income
of $31,065 and $25,214, respectively)	$52,887,615	$53,883,918

Capital Share Activity
Shares sold	311,851	407,717
Reinvestment of distributions	95,328	94,335
Shares redeemed	(460,159)	(390,351)
Total capital share activity	(52,980)	111,701

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles  generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Portfolio. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $34,094 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. For the year ended December 31, 2003, CASC waived $1,634 of its fee. Under the terms of the agreement, $157 was receivable from CASC at year end due to the fee waiver.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $26,105 as its portion of commissions charged on sales of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,625 for the year ended December 31, 2003. Under the terms of the agreement, $365 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,301,040 and $13,392,002, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $49,543,527. Net unrealized appreciation aggregated $2,599,894, of which $2,628,919 related to appreciated securities and $29,025 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows:

	2003	2002
Distributions paid from:
Tax-exempt income	$1,930,436	$2,168,271
Long-term capital gain	497,341	398,167
Total	2,427,777	$2,566,438

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$3,968
Capital loss carryforward	--
Unrealized appreciation (depreciation)	2,599,894
Total	$2,603,862

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of market discount for federal tax purposes and the redesignation of dividends.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are due to market discounts.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. For the year ended December 31, 2003, purchases and sales transactions were $12,965,000 and $11,915,000, respectively. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$9,395	1.69%	$562,378	July 2003

Note E -- Subsequent Event

Effective February 1, 2004, the Portfolio will impose a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Portfolio, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Tax Information (Unaudited)

The Portfolio designates $481,214 as 15%-rate capital gain dividends paid and $16,127 as 20%-rate capital gain dividends paid during the fiscal year ended December 31, 2003. The Portfolio also designates $1,930,436 as exempt-interest dividends paid during the fiscal year ended December 31, 2003.

Financial Highlights

		Years Ended
		December 31,	December 31,
Class A Shares		2003	2002
Net asset value, beginning		$16.21	$15.56
Income from investment operations
Net investment income		.60	.65
Net realized and unrealized gain (loss)		.10	.78
Total from investment operations		.70	1.43
Distributions from
Net investment income		(.60)	(.66)
Net realized gains		(.15)	(.12)
Total distributions		(.75)	(.78)
Total increase (decrease) in net asset value		(.05)	.65
Net asset value, ending		$16.16	$16.21

Total return *		4.42%	9.37%
Ratios to average net assets:
Net investment income		3.70%	4.08%
Total expenses		.80%	.79%
Expenses before offsets		.79%	.79%
Net expenses		.79%	.78%
Portfolio turnover		26%	20%
Net assets, ending (in thousands)		$52,888	$53,884

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$15.67	$14.90	$16.28
Income from investment operations
Net investment income	.66	.70	.71
Net realized and unrealized gain (loss)	(.09)	.77	(1.39)
Total from investment operations	.57	1.47	(.68)
Distributions from
Net investment income	(.67)	(.70)	(.70)
Net realized gains	(.01)	--	--
Total distributions	(.68)	(.70)	(.70)
Total increase (decrease) in net asset value	(.11)	.77	(1.38)
Net asset value, ending	$15.56	$15.67	$14.90

Total return *	3.67%	10.09%	(4.29%)
Ratios to average net assets:
Net investment income	4.21%	4.61%	4.50%
Total expenses	.79%	.80%	.78%
Expenses before offsets	.79%	.80%	.78%
Net expenses	.76%	.75%	.76%
Portfolio turnover	8%	5%	21%
Net assets, ending (in thousands)	$49,981	$48,067	$46,452

*           Total return does not reflect deduction of Class A front-end sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.   Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	17
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	11
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	11
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	19	Ariel Funds Calvert Foundation Calvert Ventures, LLC

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	27	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation

DAVID R. ROCHAT

DOB: 10/07/37 (interested Trustee)	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	11	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	20	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Thomas A. Dailey

Position: Vice President, Tax Exempt and Money Market Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Dailey is the senior member of the Tax Exempt and Money Market Division. He manages several of Calvert's money market portfolios and oversees the implementation of CAMCO's money market investment strategy. Mr. Dailey received a BS in Finance and Administration/Management from LaRoche College and has 10 years of experience in the financial services industry.

SUPPLEMENT TO:

CALVERT SOCIALLY RESPONSIBLE FUNDS

PROSPECTUS

CSIF Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

CWVF International Equity Fund

Calvert New Vision Small Cap Fund

Prospectus dated: January 31, 2003 as revised June 30, 2003

Date of Supplement: December 19, 2003

CALVERT INCOME FUND AND SHORT DURATION INCOME FUND

PROSPECTUS

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003 as revised September 15, 2003

Date of Supplement: December 19, 2003

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: December 19, 2003

SUPPLEMENT TO PROSPECTUS

Calvert Tax-Free Reserves Limited-Term Portfolio

Calvert Tax-Free Reserves Long-Term Portfolio

Calvert National Municipal Intermediate Fund

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Calvert California Municipal Intermediate Fund

Date of Prospectus: April 30, 2003

Date of Supplement: December 19, 2003

(1)  Please note the following addition to each of the above-referenced Prospectuses:

Redemption Fee

Effective February 1, 2004, the Funds will impose a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for CTFR Limited-Term Portfolio and California Limited-Term Municipal Fund and all Class I shares).  The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not by shareholders already in the Fund.

________________________________________________________________________

(2)  Please note the following addition to Exhibit A in each of the above-referenced Prospectuses (except Class I), which relates to reduced sales charges:

Purchases Made with Redemption Proceeds from Another "Load" Mutual Fund

If you purchase shares of a Fund directly from Calvert, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of a Fund.  At the time the order for the purchase is placed, you must inform Calvert and provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

If you purchase shares of a Fund through a broker/dealer, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of a Fund and if the selling broker/dealer has an agreement with Calvert Distributors, Inc. to that effect.  Your broker must inform Calvert at the time the order for the purchase is placed, or within 30 days thereafter, and must be able to provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

SUPPLEMENT TO

CALVERT TAX-FREE RESERVES VERMONT MUNICIPAL PORTFOLIO

  PROSPECTUS

Date of Prospectus: April 30, 2003

Date of Supplement: October 30, 2003

Please replace the second paragraph under "Calvert and the Portfolio Management Team" with the following:

Calvert uses a team approach to its management of the Portfolio. Tom Dailey, David Rochat and Emmet Long serve on the management team.  Mr. Dailey has over 10 years of experience as a trader/portfolio manager and has been with Calvert since 1989.   He heads the Municipal, Tax-Exempt and Money Market Division of Calvert's Fixed-Income Department.  Mr. Rochat is a Director and Senior Vice President of Calvert Asset Management Company, Inc.  He is a Trustee/Director and Senior Vice President of Calvert Tax-Free Reserves and has over 20 years' experience in the securities and investment community.  Mr. Rochat joined Calvert in 1981 after establishing and managing the municipal bond department at Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Long has been a portfolio manager/credit analyst with Calvert since 1992.  He has over 17 years' experience researching and managing tax-free securities.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert's

Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Limited-Term Muni. Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund


Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

 Fiscal Year ended 12/31/02

 Fiscal Year ended 12/31/03

 $

 %*

 $

 % *

 (a) Audit Fees

 $52,000

 -

 $56,100

 -

 (b) Audit-Related   Fees

 $    -

 0%

 $    -

 0%

 (c) Tax Fees (tax return preparation and filing for the registrant)

 $9,500

 0%

 $8,800

 0%

 (d) All Other Fees

 $__-____

 0%

 $__-____

 0%

 Total

 $61,500

 0%

 $64,900

 0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to preapprove)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to preapprove all services provided to the registrant, and to the registrant's Investment
Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the
registrant.    The registrant's Audit Committee Charter provides that the Committee may delegate its authority to preapprove certain matters to the Audit Committee Chair; however, as of the last day of the reporting period, this authority had not been delegated.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

 Fiscal Year ended 12/31/02

 Fiscal Year ended 12/31/03

 $     -

 0%*

 $ 66,000

 0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to preapprove)

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of
Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5.  Listed Company Audit Committee Standards.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)       The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)       There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)       A copy of registrant's Code of Ethics.

            Attached
hereto.

(b)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT Tax-Free Reserves

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: March 4, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: March 4, 2004

            /s/  Ronald
Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 4, 2004